United States Bankruptcy Court

Direct of Delaware

In re	THE THAXTON GROUP	Case no.	03-13182 - 03-13213
Jointly Administered

		Reporting Period:	February-04

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

	Form No.	Document Attached	Explanation Attached
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	3/29/2004
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 -03-13213	38021

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	28,103,013	—			28,103,013	9,287,663	20,970,070	19,402,924

Receipts
Cash Sales
Accounts Receivable	22,383,513				22,383,513	20,388,640	93,953,451	86,885,521
Interest Income/Other Income	2,743,269				2,743,269		3,617,929
Additional Deposits/Tax Withheld					—
Other (Attach List)	8,232				8,232		13,896
Transfers between Accounts	(3,115,131)	2,685,967			(429,164)		(3,869,683)

Total Receipts	22,019,884	2,685,967	—	—	24,705,851	20,388,640	93,715,593	86,885,521

Disbursements
Gross Payroll/Payroll Taxes		2,685,967			2,685,967	2,749,000	11,864,652	12,484,000
Sales, Use & Other Taxes					—
Inventory Purchases					—
Secured/Rental/Leases					—
Insurance/Payroll WH paid from operating accounts					—
Marketing					—
Property Maintenance/Utilities					—
Other (Attach List)	2,917,399				2,917,399	1,384,252	11,933,992	19,536,749
					—
Loan Proceeds/Expenses Related To Loans/Insurance	6,549,627				6,549,627	8,364,250	45,562,629	49,678,474
					—
Deposits to Lenders	—				—		2,500,000	2,500,000
Professional fees - Carve-out	1,046,331				1,046,331	1,200,000	3,214,851	4,100,000
US Trustee Quarterly Fees					—			200,000
Court Costs					—

Total Disbursements	10,513,357	2,685,967	—	—	13,199,324	13,697,502	75,076,124	88,499,223

Net Cash Flow (Receipts less Disbursements)	11,506,527	—	—	—	11,506,527	6,691,139	18,639,469	(1,613,702)

Cash - End of Month	39,609,540	—	—	—	39,609,540	15,978,801	39,609,540	17,789,222

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated		FOR INFORMATION PURPOSES ONLY	JOINTLY ADMINISTERED
Monthly Court Report for	February-04

		HOLDING COMPANY	HOLDING COMPANY
	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending
Beginning Cash Position	28,103,012.98	24,623,961.76	—	—	(180,686.45)	(8,780.50)

			—
TICO Cash Collected	8,580,796.18	—		—	—	—
SM Cash Collected	11,025,379.82	—		—	—	—
TIG Cash Collected	827,463.60	—		—	827,463.60	—
TPF Cash Collected	1,405,757.95	—		—	—	—
TCL Cash Collected	544,115.75	—		—	—	544,115.75
Other Income Collected	2,743,269.38	1,559,280.90		—	—	—

SUBTOTAL	25,126,782.68	1,559,280.90	—	—	827,463.60	544,115.75

		—		—	—	—
	—			—		—
CORRECTION OF BEGINNING BALANCES	8,232.18	8,232.18		—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(429,163.72)	13,180,684.07		—	(42,278.03)	25,901.71
	—			—		—

Total Cash Receipts and Transfers	24,705,851.14	14,748,197.15	—	—	785,185.57	570,017.46

				—	—	—
Cash Disbursements - Loans	—			—	—	—
	—			—	—	—
Loan Proceeds Checks	5,111,497.47	—		—	—	546,563.98
Expenses related to Loans\Thaxton Insurance Group	1,438,129.77	—		—	476,138.05	—

Subtotal - Loans	6,549,627.24	—	—	—	476,138.05	546,563.98

		—		—	—	—
Cash Disbursements - Other	—	—		—	—	—
Advertising	31,321.01	—		—	5,952.00	—
Bank Charges	59,479.00	44,096.53		—	25.95	—
Claims Funding*	167,397.80	43,985.86		—	—	—
Company Auto	9,608.37	—		—	400.38	231.22
Computer Costs	28,324.18	3,359.00		—	9,350.50	23.90
Dues And Subscriptions	1,713.90	—		—	75.00	—
Employee Reimbursements - collections exp	55,694.83	—		—	2,252.67	—
Equipment Rental	77,845.05	64,982.81		—	720.62	—
Fixed Assets	4,364.21	3,082.00		—	—	—
Forms & Printing	44,476.78	—		—	460.15	—
Insurance	51,016.41	33,476.66		—	—	—
Meals & Entertainment	7,733.01	1,285.81		—	—	—
Miscellaneous	49,291.22	34,932.02		—	3,623.53	—
Office Expense	64,766.65	4,286.06		—	6,715.46	199.14
Postage	39,687.87	607.59		—	7,420.13	16.53
Prepaid Expenses	(49,562.28)	(61,035.44)		—	—	—
Prepaid Software ABS	26,330.75	—		—	—	—
Professional Fees-Ordinary Course	20,930.05	18,930.90		—	—	512.25
Rent	291,446.68	14,496.84		—	17,693.99	700.00
Repairs & Maintenance	18,493.12	2,442.85		—	2,781.67	—
Seminars & Meetings	35,334.67	—		—	—	—
Taxes & Licenses	96,686.56	457.76		—	1,812.17	—
Telephone	175,386.79	20,526.24		—	12,604.10	1,230.22
Temporary Agency Staff	52,468.67	31,507.53		—	2,961.00	—
Travel	46,806.25	706.43		—	—	151.42
Utilities	59,561.06	4,866.16		—	4,272.90	—
Interest to Finova	647,986.18	647,986.18		—	—	—
Payroll Paid TTG	1,043,607.83	78,862.71		—	172,962.36	15,250.12
Payroll Paid SMC	1,642,359.02	24,199.55		—	—	—
Restructuring Officer	60,000.00	60,000.00		—	—	—
Credit Insurance Payments	585,200.60	33,940.80		—	—	—
Bankruptcy Professionals	1,046,330.70	1,046,330.70		—	—	—
Other	6,164.08	4,517.37		—	—	—

Total Other Cash Disbursements	6,649,697.02	2,314,276.92	—	—	252,084.58	18,314.80

				—

TOTAL ALL CASH DISBURSEMENTS	13,199,324.26	2,314,276.92	—	—	728,222.63	564,878.78

	39,609,539.86	37,057,881.99	—	—	(123,723.51)	(3,641.82)

BANK ACCOUNT RECONCILED BALANCES:	39,609,539.86	37,057,881.99			(123,723.51)	(3,641.82)

		HOLDING COMPANY
	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	47,037.11		1,551,057.57	2,070,423.49

TICO Cash Collected	—		—	8,580,796.18
SM Cash Collected	—		11,025,379.82	—
TIG Cash Collected	—		—	—
TPF Cash Collected	1,405,757.95		—	—
TCL Cash Collected	—		—	—
Other Income Collected	60,933.06		299,110.37	823,945.05

SUBTOTAL	1,466,691.01	—	11,324,490.19	9,404,741.23

	—		—	—
	—		—	—
CORRECTION OF BEGINNING BALANCES	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	48,395.54		(6,748,532.99)	(6,893,334.02)
	—		—	—

Total Cash Receipts and Transfers	1,515,086.55	—	4,575,957.20	2,511,407.21

	—		—	—
Cash Disbursements - Loans	—		—	—
	—		—	—
Loan Proceeds Checks	1,535,191.96		2,159,148.70	870,592.83
Expenses related to Loans\Thaxton Insurance Group	56,696.60		271,530.72	633,764.40

Subtotal - Loans	1,591,888.56		2,430,679.42	1,504,357.23

	—		—	—
Cash Disbursements - Other	—		—	—
Advertising	—		24,124.41	1,244.60
Bank Charges	—		3,213.70	12,142.82
Claims Funding*	—		123,411.94	—
Company Auto	—		4,895.32	4,081.45
Computer Costs	1,486.00		4,183.80	9,920.98
Dues And Subscriptions	—		1,481.40	157.50
Employee Reimbursements - collections exp	—		354.08	53,088.08
Equipment Rental	255.00		2,836.44	9,050.18
Fixed Assets	—		851.25	430.96
Forms & Printing	—		41,506.38	2,510.25
Insurance	—		17,539.75	—
Meals & Entertainment	—		4,022.46	2,424.74
Miscellaneous	—		5,272.11	5,463.56
Office Expense	677.97		26,180.86	26,707.16
Postage	—		9,648.19	21,995.43
Prepaid Expenses	—		11,473.16	—
Prepaid Software ABS	—		18,383.65	7,947.10
Professional Fees-Ordinary Course	—		469.00	1,017.90
Rent	39.00		160,156.69	98,360.16
Repairs & Maintenance	—		12,711.15	557.45
Seminars & Meetings	—		35,334.67	—
Taxes & Licenses	—		74,828.44	19,588.19
Telephone	544.74		103,160.74	37,320.75
Temporary Agency Staff	—		7,997.15	10,002.99
Travel	—		35,572.02	10,376.38
Utilities	—		31,758.00	18,664.00
Interest to Finova	—		—	—
Payroll Paid TTG	8,145.60		—	768,387.04
Payroll Paid SMC	—		1,618,159.47	—
Restructuring Officer	—		—	—
Credit Insurance Payments	—		504,738.30	46,521.50
Bankruptcy Professionals	—		—	—
Other	—		—	1,646.71

Total Other Cash Disbursements	11,148.31		2,884,264.53	1,169,607.88

	—		—	—

TOTAL ALL CASH DISBURSEMENTS	1,603,036.87		5,314,943.95	2,673,965.11

	(40,913.21)		812,070.82	1,907,865.59

BANK ACCOUNT RECONCILED BALANCES:	(40,913.21)		812,070.82	1,907,865.59

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 3/29/04
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		28,103,012.98		—	28,103,012.98

TICO Cash Collected		8,580,796.18	—	—	8,580,796.18
SM Cash Collected		11,025,379.82	—	—	11,025,379.82
TIG Cash Collected		827,463.60	—	—	827,463.60
TPF Cash Collected		1,405,757.95	—	—	1,405,757.95
TCL Cash Collected		544,115.75	—	—	544,115.75
Other Income Collected		2,743,269.38	—	—	2,743,269.38

SUBTOTAL	—	25,126,782.68	—	—	25,126,782.68

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		8,232.18	—	—	8,232.18
GENERAL LEDGER DEPOSITS AND TRANSFERS		(3,115,130.57)	2,685,966.85	—	(429,163.72)
		—	—	—	—

Total Cash Receipts and Transfers	—	22,019,884.29	2,685,966.85	—	24,705,851.14

Cash Disbursements - Loans

Loan Proceeds Checks		5,111,497.47			5,111,497.47
Expenses related to Loans\Thaxton Insurance Group		1,438,129.77			1,438,129.77

Subtotal - Loans		6,549,627.24	—	—	6,549,627.24

		—
Cash Disbursements - Other		—
Advertising		31,321.01		—	31,321.01
Bank Charges		59,479.00	—	—	59,479.00
Claims Funding*		167,397.80		—	167,397.80
Company Auto		9,608.37	—	—	9,608.37
Computer Costs		28,324.18	—	—	28,324.18
Dues And Subscriptions		1,713.90	—	—	1,713.90
Employee Reimbursements - collections exp		55,694.83	—	—	55,694.83
Equipment Rental		77,845.05	—	—	77,845.05
Fixed Assets		4,364.21	—	—	4,364.21
Forms & Printing		44,476.78	—	—	44,476.78
Insurance		51,016.41	—	—	51,016.41
Meals & Entertainment		7,733.01	—	—	7,733.01
Miscellaneous		49,291.22	—	—	49,291.22
Office Expense		64,766.65	—	—	64,766.65
Postage		39,687.87	—	—	39,687.87
Prepaid Expenses		(49,562.28)	—	—	(49,562.28)
Prepaid Software ABS		26,330.75	—	—	26,330.75
Professional Fees-Ordinary Course		20,930.05	—	—	20,930.05
Rent		291,446.68	—	—	291,446.68
Repairs & Maintenance		18,493.12	—	—	18,493.12
Seminars & Meetings		35,334.67	—	—	35,334.67
Taxes & Licenses		96,686.56	—	—	96,686.56
Telephone		175,386.79	—	—	175,386.79
Temporary Agency Staff		52,468.67	—	—	52,468.67
Travel		46,806.25	—	—	46,806.25
Utilities		59,561.06	—	—	59,561.06
Interest to Finova		647,986.18	—	—	647,986.18
Payroll Paid TTG		—	1,043,607.83	—	1,043,607.83
Payroll Paid SMC		—	1,642,359.02	—	1,642,359.02
Restructuring Officer		60,000.00	—	—	60,000.00
Credit Insurance Payments		585,200.60	—	—	585,200.60
Bankruptcy Professionals		1,046,330.70	—	—	1,046,330.70
Other		6,164.08	—	—	6,164.08

Total Other Cash Disbursements		3,963,730.17	2,685,966.85	—	6,649,697.02

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		10,513,357.41	2,685,966.85	—	13,199,324.26

		39,609,539.86	—	—	39,609,539.86

BANK ACCOUNT RECONCILED BALANCES:

THE THAXTON GROUP

CONSOLIDATED - 13 WEEK CASH BUDGET

	BUDGET Week 16 1/30-2/6	BUDGET Week 17 2/6-2/13	BUDGET Week 18 2/13-2/20	BUDGET Week 19 2/20-2/27	FEBRUARY BUDGET MONTH	FEBRUARY BUDGET Filing to Date
Beginning Cash	$11,568,260	$12,644,576	$14,790,542	$14,358,912	$11,568,260	$19,402,924
Cash Receipts
TICO Cash Collected	1,906,849	1,889,144	1,871,603	1,854,225	7,521,820	31,178,409
SM Cash Collected	2,595,895	2,545,027	2,495,156	2,446,261	10,082,339	41,222,179
TIG Cash Collected	187,500	187,500	187,500	187,500	750,000	3,750,000
TPF Cash Collected	292,630	301,575	310,793	320,293	1,225,290	6,643,370
TCL Cash Collected	209,807	204,719	199,755	194,911	809,191	4,091,563
Other Income Collected	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts	5,192,681	5,127,964	5,064,806	5,003,190	20,388,640	86,885,521

						—
						—
Cash Disbursements						—
Loan Proceeds Checks	2,011,665	1,997,840	1,984,839	1,972,665	7,967,010	47,438,047
Expenses related to Loans	11,976	11,865	11,754	11,645	47,240	490,427
Expenses related to TIG	87,500	87,500	87,500	87,500	350,000	1,750,000

Total Cash Disbursements	2,111,141	2,097,205	2,084,094	2,071,810	8,364,250	49,678,474

						—

NET CASH RECEIPTS	3,081,540	3,030,760	2,980,712	2,931,379	12,024,391	37,207,047

						—
CASH DISBURSEMENTS:						—
						—
Operating Cash Disbursements						—
						—
Advertising	26,000	86,500	44,093	52,678	209,271	1,391,855
Bank Charges	40,000	19,470	16,700	15,000	91,170	405,883
Claims Funding*	50,000	50,000	50,000	50,000	200,000	1,000,000
Company Auto	13,000	13,206	13,482	13,000	52,688	237,224
Computer Costs	13,024	14,450	17,980	18,870	64,324	327,494
Dues And Subscriptions	500	792	500	514	2,306	35,238
Employee Reimbursements - collections exp	38,428	38,181	17,500	18,005	112,114	469,859
Equipment Rental	4,000	9,300	4,000	20,263	37,563	173,602
Fixed Assets	16,000	16,000	16,000	16,000	64,000	358,000
Forms & Printing	3,000	3,000	3,198	3,935	13,132	103,911
Insurance	17,500	7,500	16,000	17,040	58,040	304,155
Meals & Entertainment	4,000	4,000	4,000	4,000	16,000	72,000
Miscellaneous	30,500	30,500	30,500	30,500	122,000	692,000
Office Expense	49,659	48,958	28,172	29,621	156,408	821,256
Postage	27,850	24,636	17,836	19,510	89,832	382,138
Prepaid Expenses	18,000	18,000	18,000	18,000	72,000	363,000
Prepaid Software ABS	—	—	—	—	—	54,000
Professional Fees-Ordinary Course	11,810	11,850	12,482	17,358	53,500	282,701
Rent	—	28,040	127,774	161,278	317,092	1,519,602
Repairs & Maintenance	4,500	4,500	4,500	4,745	18,245	95,225
Roadgard	—	20,000	—	—	20,000	80,000
Seminars & Meetings	3,475	3,275	3,699	3,895	14,344	63,470
Taxes & Licenses	3,000	3,000	23,295	3,000	32,295	206,115
Telephone	37,748	33,912	36,795	73,009	181,464	884,983
Temporary Agency Staff	44,332	33,500	20,500	20,500	118,832	559,329
Travel	12,055	35,000	7,000	35,000	89,055	426,207
Utilities	15,843	15,224	15,672	22,770	69,509	327,477

Total Operating Cash Disbursements	484,224	572,794	549,675	668,490	2,275,183	11,636,724

						—
Total Cash Disbursements by Group						—
Corporate	134,800	133,715	134,800	134,800	538,115	2,632,773
Tico Credit	79,900	74,350	202,300	143,350	499,900	2,678,150
Southern Management	251,000	342,000	175,500	355,000	1,123,500	5,755,500
Thaxton Premium Finance	275	9,845	1,025	250	11,395	46,740
Thaxton Commercial Lending	289	1,595	560	1,050	3,494	16,077
Thaxton Insurance Group	17,960	11,289	35,490	34,040	98,779	507,484

Total Operating Cash Disbursements	484,224	572,794	549,675	668,490	2,275,183	11,636,724

						—
Other Items						—
						—
Interest to Finova	—	—	641,667	—	641,667	2,566,667
Payroll Paid TTG	541,577	—	541,577	—	1,083,154	4,902,962
Payroll Paid SMC	667,423	—	667,423	331,000	1,665,846	7,581,038
Restructuring Officer	12,000	12,000	12,000	12,000	48,000	240,000
Insurance Renewal	—	—	—	—	—	655,000
Voyager Payment	—	—	700,000	—	700,000	4,438,359
Pre-Filing Prepays	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	2,500,000
US Trustee	—	—	—	—	—	200,000
Bankruptcy Professional Carve-out	300,000	300,000	300,000	300,000	1,200,000	4,100,000

Total Other Items	1,521,000	312,000	2,862,667	643,000	5,338,667	27,184,026

						—
Cash from Operations						—
Total Collections	5,192,681	5,127,964	5,064,806	5,003,190	20,388,640	86,885,521
Total Disbursements	3,804,365	2,669,999	5,184,436	3,071,300	14,730,100	83,959,224

Net Cash from Operations	1,388,316	2,457,966	(119,630)	1,931,889	5,658,541	2,926,298

Restructuring Expense	(312,000)	(312,000)	(312,000)	(312,000)	(1,248,000)	(4,540,000)

Net Change in Cash	1,076,316	2,145,966	(431,630)	1,619,889	4,410,541	(1,613,702)

					—

Ending Cash	12,644,576	14,790,542	14,358,912	15,978,801	15,978,801	17,789,222

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	2,314,276.92

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	February-04	Case #	03-13183	INACTIVE
FED ID#	57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	WACHOVIA Modern Notes 657638367 2079900430042	Paragon, Inc
Beginning Cash Position	24,623,961.76	—	20,026,247.43	726,000.00	3,888,148.27	(4,394.79)	(17,703.13)	5,663.98

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	1,559,280.90		20,665.15		1,538,615.75	—

SUBTOTAL	1,559,280.90	—	20,665.15	—	1,538,615.75	—	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	8,232.18					—	8,232.18
GENERAL LEDGER DEPOSITS AND TRANSFERS	13,180,684.07	100,000.00	13,000,000.00			80,684.07
	—
	—					—

Total Cash receipts	14,748,197.15	100,000.00	13,020,665.15	—	1,538,615.75	80,684.07	8,232.18	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	44,096.53		45.12		44,051.41
Claims Funding*	43,985.86				43,985.86
Company Auto	—				—
Computer Costs	3,359.00				3,359.00
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	64,982.81				64,982.81
Fixed Assets	3,082.00				3,082.00
Forms & Printing	—				—
Insurance	33,476.66				33,476.66
Meals & Entertainment	1,285.81				1,285.81
Miscellaneous	34,932.02				34,932.02
Office Expense	4,286.06				4,286.06
Postage	607.59				607.59
Prepaid Expenses	(61,035.44)				(61,035.44)
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	18,930.90				18,930.90
Rent	14,496.84				14,496.84
Repairs & Maintenance	2,442.85				2,442.85
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	457.76				457.76
Telephone	20,526.24				20,526.24
Temporary Agency Staff	31,507.53				31,507.53
Travel	706.43				706.43
Utilities	4,866.16				4,866.16
Interest to Finova	647,986.18				647,986.18
Payroll Paid TTG	78,862.71				—	78,862.71
Payroll Paid SMC	24,199.55				24,199.55
Restructuring Officer	60,000.00				60,000.00
Insurance Renewal	151,446.00				151,446.00
Credit Insurance Payments	33,940.80				33,940.80
Pre-Filing Prepays	—				—
Deposit to Lender	—				—
US Trustee	—				—
Bankruptcy Professionals	1,046,330.70				1,046,330.70
Other	4,517.37				—	4,517.37

Total Other Cash Disbursements	2,314,276.92	—	45.12	—	2,230,851.72	83,380.08	—	—

TOTAL ALL CASH DISBURSEMENTS	2,314,276.92	—	45.12	—	2,230,851.72	83,380.08	—	—

	37,057,881.99	100,000.00	33,046,867.46	726,000.00	3,195,912.30	(7,090.80)	(9,470.95)	5,663.98

Book Balance per bank rec.	37,057,881.99	100,000.00	33,046,867.46	726,000.00	3,195,912.30	(7,090.80)	(9,470.95)	5,663.98
	—				—			—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No.	03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	24,623,961.76	—	—	24,623,961.76

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	1,559,280.90	—	—	1,559,280.90

SUBTOTAL	1,559,280.90	—	—	1,559,280.90

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	8,232.18	—	—	8,232.18
GENERAL LEDGER DEPOSITS AND TRANSFERS	13,180,684.07	—	—	13,180,684.07
			—	—
	—	—	—	—

Total Cash receipts	14,748,197.15	—	—	14,748,197.15

Cash Disbursements - Loans

Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	44,096.53	—	—	44,096.53
Claims Funding*	43,985.86	—	—	43,985.86
Company Auto	—	—	—	—
Computer Costs	3,359.00	—	—	3,359.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	64,982.81	—	—	64,982.81
Fixed Assets	3,082.00	—	—	3,082.00
Forms & Printing	—	—	—	—
Insurance	33,476.66	—	—	33,476.66
Meals & Entertainment	1,285.81	—	—	1,285.81
Miscellaneous	34,932.02	—	—	34,932.02
Office Expense	4,286.06	—	—	4,286.06
Postage	607.59	—	—	607.59
Prepaid Expenses	(61,035.44)	—	—	(61,035.44)
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	18,930.90	—	—	18,930.90
Rent	14,496.84	—	—	14,496.84
Repairs & Maintenance	2,442.85	—	—	2,442.85
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	457.76	—	—	457.76
Telephone	20,526.24	—	—	20,526.24
Temporary Agency Staff	31,507.53	—	—	31,507.53
Travel	706.43	—	—	706.43
Utilities	4,866.16	—	—	4,866.16
Interest to Finova	647,986.18	—	—	647,986.18
Payroll Paid TTG	—	78,862.71	—	78,862.71
Payroll Paid SMC	24,199.55	—	—	24,199.55
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	151,446.00	—	—	151,446.00
Credit Insurance Payments	33,940.80	—	—	33,940.80
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	1,046,330.70	—	—	1,046,330.70
Other	4,517.37	—	—	4,517.37

Total Other Cash Disbursements	2,235,414.21	78,862.71	—	2,314,276.92

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,235,414.21	78,862.71	—	2,314,276.92

	37,136,744.70	(78,862.71)	—	37,057,881.99

Book Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for Consolidated Disbursement Account			Case No.
Wachovia	2000014825091	2079900430275
Monthly Court Report for	February-04

	Consolidated Totals	CORPORATE	Operating	Payroll	Other	Total
Beginning Cash Position	3,888,148.27	3,888,148.27	3,888,148.27	0.00	0.00	3,888,148.27

TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—		0.00	0.00	0.00	0.00
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	1,538,615.75	1,538,615.75	1,538,615.75			1,538,615.75

SUBTOTAL	1,538,615.75	1,538,615.75	1,538,615.75	—	—	1,538,615.75

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—			—
	—		—			—
	—		—			—
	—		—			—
	—		—			—

Total Cash receipts	1,538,615.75	1,538,615.75	1,538,615.75	—	—	1,538,615.75

Cash Disbursements - Loans

Loan Proceeds Checks	—		—			—
Expenses related to Loans	—		—			—

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other	—		—			—
Advertising	—		—			—
Bank Charges	44,051.41	44,051.41	44,051.41			44,051.41
Claims Funding*	43,985.86	43,985.86	43,985.86			43,985.86
Company Auto	—	—	—			—
Computer Costs	3,359.00	3,359.00	3,359.00			3,359.00
Dues And Subscriptions	—	—	—			—
Employee Reimbursements - collections exp	—	—	—			—
Equipment Rental	64,982.81	64,982.81	64,982.81			64,982.81
Fixed Assets	3,082.00	3,082.00	3,082.00			3,082.00
Forms & Printing	—	—	—			—
Insurance	33,476.66	33,476.66	33,476.66			33,476.66
Meals & Entertainment	1,285.81	1,285.81	1,285.81			1,285.81
Miscellaneous	34,932.02	34,932.02	34,932.02			34,932.02
Office Expense	4,286.06	4,286.06	4,286.06			4,286.06
Postage	607.59	607.59	607.59			607.59
Prepaid Expenses	(61,035.44)	(61,035.44)	(61,035.44)			(61,035.44)
Prepaid Software ABS	—	—	—			—
Professional Fees-Ordinary Course	18,930.90	18,930.90	18,930.90			18,930.90
Rent	14,496.84	14,496.84	14,496.84			14,496.84
Repairs & Maintenance	2,442.85	2,442.85	2,442.85			2,442.85
Roadgard	—	—	—			—
Seminars & Meetings	—	—	—			—
Taxes & Licenses	457.76	457.76	457.76			457.76
Telephone	20,526.24	20,526.24	20,526.24			20,526.24
Temporary Agency Staff	31,507.53	31,507.53	31,507.53			31,507.53
Travel	706.43	706.43	706.43			706.43
Utilities	4,866.16	4,866.16	4,866.16			4,866.16
Interest to Finova	647,986.18	647,986.18	647,986.18			647,986.18
Payroll Paid TTG	—		—			—
Payroll Paid SMC	24,199.55	24,199.55	24,199.55			24,199.55
Restructuring Officer	60,000.00	60,000.00	60,000.00			60,000.00
Insurance Renewal	151,446.00	151,446.00	151,446.00			151,446.00
Credit Insurance Carrier	33,940.80	33,940.80	33,940.80			33,940.80
Pre-Filing Prepays	—		—			—
Deposit to Lender	—		—			—
US Trustee	—		—			—
Bankruptcy Professionals Carve-out	1,046,330.70	1,046,330.70	1,046,330.70			1,046,330.70
Other	—		—			—

Total Other Cash Disbursements	2,230,851.72	2,230,851.72	2,230,851.72	—	—	2,230,851.72

TOTAL ALL CASH DISBURSEMENTS	2,230,851.72	2,230,851.72	2,230,851.72	—	—	2,230,851.72

	3,195,912.30	3,195,912.30	3,195,912.30	—	—	3,195,912.30

	3,195,912.30	3,195,912.30
		—

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company		Case # 03-13184	Case No.	01-10573
Monthly Court Report for	February-04
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,603,036.87
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,603,036.87

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		03-13186	Case No.	03-13186
Monthly Court Report for	February-04
FED ID#	58-2358369

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total

Beginning Cash Position	47,037.11	47,037.11			47,037.11	—	—	47,037.11

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	1,405,757.95	1,405,757.95			1,405,757.95	—	—	1,405,757.95
TCL Cash Collected	—				—	—	—	—
Other Income Collected	60,933.06	60,933.06			60,933.06	—	—	60,933.06

SUBTOTAL	1,466,691.01	1,466,691.01	—		1,466,691.01	—	—	1,466,691.01

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	48,395.54	40,249.94	8,145.60		40,249.94	8,145.60	—	48,395.54
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,515,086.55	1,506,940.95	8,145.60		1,506,940.95	8,145.60	—	1,515,086.55

Cash Disbursements - Loans

Loan Proceeds Checks	1,535,191.96	1,535,191.96			1,535,191.96	—	—	1,535,191.96
Expenses related to Loans	56,696.60	56,696.60			56,696.60	—	—	56,696.60

Subtotal - Loans	1,591,888.56	1,591,888.56	—		1,591,888.56			1,591,888.56

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	1,486.00	1,486.00			1,486.00	—	—	1,486.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	255.00	255.00			255.00	—	—	255.00
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	677.97	677.97			677.97	—	—	677.97
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	39.00	39.00			39.00	—	—	39.00
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	544.74	544.74			544.74	—	—	544.74
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	8,145.60		8,145.60		—	8,145.60	—	8,145.60
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	11,148.31	3,002.71	8,145.60	—	3,002.71	8,145.60	—	11,148.31

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,603,036.87	1,594,891.27	8,145.60		1,594,891.27	8,145.60	—	1,603,036.87

	(40,913.21)	(40,913.21)	—		(40,913.21)	—	—	(40,913.21)

Book Balance per bank rec.	(40,913.21)	(40,913.21)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No. 03-13185	Case No.	03-13185
Monthly Court Report for	February-04
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	728,222.63
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$728,222.63

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case #	03-13187	Case No.	03-13187
Monthly Court Report for	February-04
FED ID#	57-0926039

	Consolidated Totals	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total

Beginning Cash Position	(180,686.45)	3,467.22	3,878.27	(188,031.94)	—		(180,686.45)	—	—	(180,686.45)

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	827,463.60	29,933.37	55,916.45	741,613.78			797,530.23	29,933.37	—	827,463.60
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	827,463.60	29,933.37	55,916.45	741,613.78	—	—	797,530.23	29,933.37	—	827,463.60

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(42,278.03)	(29,750.79)	(54,299.39)	(131,190.21)	172,962.36		(215,240.39)	172,962.36	—	(42,278.03)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	785,185.57	182.58	1,617.06	610,423.57	172,962.36	—	612,223.21	172,962.36	—	785,185.57

Cash Disbursements - Loans

Loan Proceeds Checks	—
Expenses related to Loans/TIG	476,138.05			476,138.05			476,138.05			476,138.05

Subtotal - Loans	476,138.05	—	—	476,138.05	—		476,138.05	—	—	476,138.05

Cash Disbursements - Other
Advertising	5,952.00			5,952.00			5,952.00			5,952.00
Bank Charges	25.95	20.95	5.00	—			5.00	20.95	—	25.95
Claims Funding*	—			—			—			—
Company Auto	400.38			400.38			400.38	—	—	400.38
Computer Costs	9,350.50			9,350.50			9,350.50	—	—	9,350.50
Dues And Subscriptions	75.00			75.00			75.00	—	—	75.00
Employee Reimbursements - collections exp	2,252.67			2,252.67			2,252.67	—	—	2,252.67
Equipment Rental	720.62			720.62			720.62	—	—	720.62
Fixed Assets	—			—			—	—	—	—
Forms & Printing	460.15			460.15			460.15	—	—	460.15
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	3,623.53			3,623.53			3,623.53	—	—	3,623.53
Office Expense	6,715.46			6,715.46			6,715.46	—	—	6,715.46
Postage	7,420.13			7,420.13			7,420.13	—	—	7,420.13
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	17,693.99			17,693.99			17,693.99	—	—	17,693.99
Repairs & Maintenance	2,781.67			2,781.67			2,781.67	—	—	2,781.67
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	1,812.17			1,812.17			1,812.17	—	—	1,812.17
Telephone	12,604.10			12,604.10			12,604.10	—	—	12,604.10
Temporary Agency Staff	2,961.00			2,961.00			2,961.00	—	—	2,961.00
Travel	—			—			—	—	—	—
Utilities	4,272.90			4,272.90			4,272.90	—	—	4,272.90
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	172,962.36				172,962.36		—	172,962.36	—	172,962.36
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	—						—	—	—	—

Total Other Cash Disbursements	252,084.58	20.95	5.00	79,096.27	172,962.36		79,101.27	172,983.31	—	252,084.58

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	728,222.63	20.95	5.00	555,234.32	172,962.36		555,239.32	172,983.31	—	728,222.63

	(123,723.51)	3,628.85	5,490.33	(132,842.69)	—		(123,702.56)	(20.95)	—	(123,723.51)

Book Balance per bank rec.	(123,723.51)	3,628.85	5,490.33	(132,842.69)	—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable

Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	564,878.78
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$564,878.78

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	February-04
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(8,780.50)	(8,780.50)		(8,780.50)	—	—	(8,780.50)

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	544,115.75	544,115.75		544,115.75	—	—	544,115.75
Other Income Collected	—			—	—	—	—

SUBTOTAL	544,115.75	544,115.75	—	544,115.75	—	—	544,115.75

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	25,901.71	10,651.59	15,250.12	10,651.59	15,250.12	—	25,901.71
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	570,017.46	554,767.34	15,250.12	554,767.34	15,250.12	—	570,017.46

Cash Disbursements - Loans

Loan Proceeds Checks	546,563.98	546,563.98		546,563.98			546,563.98
Expenses related to Loans	—			—			—

Subtotal - Loans	546,563.98	546,563.98	—	546,563.98			546,563.98

Cash Disbursements - Other	—						—
Advertising	—			—			—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—					—
Company Auto	231.22	231.22		231.22	—	—	231.22
Computer Costs	23.90	23.90		23.90	—	—	23.90
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	199.14	199.14		199.14	—	—	199.14
Postage	16.53	16.53		16.53	—	—	16.53
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	512.25	512.25		512.25	—	—	512.25
Rent	700.00	700.00		700.00	—	—	700.00
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	1,230.22	1,230.22		1,230.22	—	—	1,230.22
Temporary Agency Staff	—	—		—	—	—	—
Travel	151.42	151.42		151.42	—	—	151.42
Utilities	—	—		—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	15,250.12		15,250.12	—	15,250.12	—	15,250.12
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	18,314.80	3,064.68	15,250.12	3,064.68	15,250.12	—	18,314.80

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	564,878.78	549,628.66	15,250.12	549,628.66	15,250.12	—	564,878.78

	(3,641.82)	(3,641.82)	—	(3,641.82)	—	—	(3,641.82)

Book Balance per bank rec.	(3,641.82)	(3,641.82)

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189	Case No.	03-13189
Monthly Court Report for	February-04
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,663.98	—	5,663.98	5,663.98		—	5,663.98

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other

Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	5,663.98	—	5,663.98	5,663.98	—	—	5,663.98

Book Balance per bank rec.	5,663.98	—	5,663.98

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	February-04
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193
Beginning Cash Position	2,070,423.49	83,894.62	—	384,439.21	888,427.96	—

	—	—	—	—	—	—
TICO Cash Collected	8,580,796.18	209,606.43	—	1,028,788.40	2,037,089.54	424,687.19
SM Cash Collected	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	823,945.05	—	—	—	—	—

SUBTOTAL	9,404,741.23	209,606.43	—	1,028,788.40	2,037,089.54	424,687.19

	—	—	—	—	—	—
	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(6,893,334.02)	(124,183.67)	61,497.35	(763,519.50)	(1,563,826.67)	(96,820.42)
	—	—	—	—	—	—
	—	—	—	—	—	—
	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts and Transfers	2,511,407.21	85,422.76	61,497.35	265,268.90	473,262.87	327,866.77

		—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—
		—	—	—	—	—
Loan Proceeds Checks	870,592.83	54,481.79	22,677.07	113,303.56	285,951.13	72,696.46
Expenses related to Loans	633,764.40	10,707.53	12,301.71	27,129.45	81,955.96	216,818.42

Subtotal - Loans	1,504,357.23	65,189.32	34,978.78	140,433.01	367,907.09	289,514.88

		—	—	—	—	—
	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—
Advertising	1,244.60	300.00	39.60	—	530.00	300.00
Bank Charges	12,142.82	53.80	—	4,294.96	1,091.96	—
Claims Funding*	—	—	—	—	—	—
Company Auto	4,081.45	—	—	—	—	—
Computer Costs	9,920.98	60.00	30.00	323.75	2,597.13	60.00
Dues And Subscriptions	157.50	—	—	—	122.50	—
Employee Reimbursements - collections exp	53,088.08	1,424.98	486.85	4,105.48	13,170.49	870.02
Equipment Rental	9,050.18	—	—	1,555.49	3,774.96	132.03
Fixed Assets	430.96	—	—	—	—	—
Forms & Printing	2,510.25	—	—	499.52	230.27	—
Insurance	—	—	—	—	—	—
Meals & Entertainment	2,424.74	—	—	54.17	21.79	—
Miscellaneous	5,463.56	87.84	19.80	1,946.97	1,017.01	35.31
Office Expense	26,707.16	1,455.20	833.95	5,249.21	4,311.16	1,175.47
Postage	21,995.43	505.85	558.57	2,075.40	5,821.88	43.62
Prepaid Expenses	—	—	—	—	—	—
Prepaid Software ABS	7,947.10	236.66	236.66	1,064.97	2,405.59	236.66
Professional Fees-Ordinary Course	1,017.90	—	32.50	—	397.50	—
Rent	98,360.16	1,050.00	4,750.04	13,515.68	27,384.14	3,307.61
Repairs & Maintenance	557.45	80.12	—	—	—	45.00
Roadgard	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—
Taxes & Licenses	19,588.19	30.25	1,213.40	138.70	66.90	98.86
Telephone	37,320.75	—	1,078.22	2,965.58	8,437.34	1,150.84
Temporary Agency Staff	10,002.99	—	574.60	—	1,878.00	1,863.52
Travel	10,376.38	—	137.64	96.10	376.25	—
Utilities	18,664.00	533.61	591.60	2,290.67	4,394.87	294.13
Interest to Finova	—	—	—	—	—	—
Payroll Paid TTG	768,387.04	14,250.94	15,935.14	98,414.48	149,907.26	27,092.11
Payroll Paid SMC	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—
Credit Insurance Payments	46,521.50	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—
Other	1,646.71	—	—	—	—	1,646.71

Total Other Cash Disbursements	1,169,607.88	20,069.25	26,518.57	138,591.13	227,937.00	38,351.89

TOTAL ALL CASH DISBURSEMENTS	2,673,965.11	85,258.57	61,497.35	279,024.14	595,844.09	327,866.77

			—	—	—	—

	1,907,865.59	84,058.81	—	370,683.97	765,846.74	—

			—	—	—	—
Book Balance per bank rec.	1,907,865.59	84,058.81	—	370,683.97	765,846.74	—
	—

	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	857,448.76	5,358.23	—	130,563.08	(279,708.37)

	—	—	—	—	—
TICO Cash Collected	1,966,836.74	—	—	301,307.30	2,612,480.58
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	823,945.05

SUBTOTAL	1,966,836.74	—	—	301,307.30	3,436,425.63

	—	—	—	—	—
	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,719,155.05)	7,848.32	806,712.88	(246,382.02)	(3,255,505.24)
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts and Transfers	247,681.69	7,848.32	806,712.88	54,925.28	180,920.39

	—	—	—	—	—
Cash Disbursements - Loans	—	—	—	—	—
	—	—	—	—	—
Loan Proceeds Checks	85,121.36	—	207,249.68	29,111.78	—
Expenses related to Loans	18,185.56	—	259,727.23	6,938.54	—

Subtotal - Loans	103,306.92	—	466,976.91	36,050.32	—

	—	—	—	—	—
	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—
Advertising	—	—	75.00	—	—
Bank Charges	4,557.78	23.96	1,821.60	182.26	116.50
Claims Funding*	—	—	—	—	—
Company Auto	—	—	394.37	—	3,687.08
Computer Costs	862.34	—	4,334.26	90.00	1,563.50
Dues And Subscriptions	—	—	—	35.00	—
Employee Reimbursements - collections exp	19,728.28	—	11,190.79	2,111.19	—
Equipment Rental	1,071.81	—	1,684.22	307.54	524.13
Fixed Assets	(1,530.00)	—	—	—	1,960.96
Forms & Printing	12.90	—	970.65	344.37	452.54
Insurance	—	—	—	—	—
Meals & Entertainment	36.42	—	25.77	—	2,286.59
Miscellaneous	150.97	—	2,175.05	10.00	20.61
Office Expense	2,877.82	—	8,640.32	1,010.61	1,153.42
Postage	2,442.52	—	2,125.26	1,071.25	7,351.08
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	946.64	—	2,248.27	354.99	216.66
Professional Fees-Ordinary Course	322.00	—	142.50	32.50	90.90
Rent	10,737.46	—	28,789.23	6,120.00	2,706.00
Repairs & Maintenance	—	—	409.82	22.51	—
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—
Taxes & Licenses	—	—	14,771.13	2,833.11	435.84
Telephone	4,540.81	—	12,558.49	1,996.32	4,593.15
Temporary Agency Staff	3,896.71	—	1,218.12	—	572.04
Travel	569.28	—	35.65	—	9,161.46
Utilities	2,539.33	—	7,109.80	752.77	157.22
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	75,740.66	7,848.32	239,015.67	27,057.52	113,124.94
Payroll Paid SMC	—	—	—	—	—
Restructuring Officer	—	—	—	—	—
Insurance Renewal	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	46,521.50
Pre-Filing Prepays	—	—	—	—	—
Deposit to Lender	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—
Other	—	—	—	—	—

Total Other Cash Disbursements	129,503.73	7,872.28	339,735.97	44,331.94	196,696.12

TOTAL ALL CASH DISBURSEMENTS	232,810.65	7,872.28	806,712.88	80,382.26	196,696.12

	—	—	—	—	—

	872,319.80	5,334.27	—	105,106.10	(295,484.10)

	—	—	—	—	—
Book Balance per bank rec.	872,319.80	5,334.27	—	105,106.10	(295,484.10)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.	—
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	2,070,423.49	—	—	2,070,423.49

		—	—	—
TICO Cash Collected	8,580,796.18	—	—	8,580,796.18
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	823,945.05	—	—	823,945.05

SUBTOTAL	9,404,741.23	—	—	9,404,741.23

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(7,661,721.06)	768,387.04	—	(6,893,334.02)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,743,020.17	768,387.04	—	2,511,407.21

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	870,592.83			870,592.83
Expenses related to Loans	633,764.40			633,764.40

Subtotal - Loans	1,504,357.23			1,504,357.23

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	1,244.60			1,244.60
Bank Charges	12,142.82	—	—	12,142.82
Claims Funding*	—			—
Company Auto	4,081.45	—	—	4,081.45
Computer Costs	9,920.98	—	—	9,920.98
Dues And Subscriptions	157.50	—	—	157.50
Employee Reimbursements - collections exp	53,088.08	—	—	53,088.08
Equipment Rental	9,050.18	—	—	9,050.18
Fixed Assets	430.96	—	—	430.96
Forms & Printing	2,510.25	—	—	2,510.25
Insurance	—	—	—	—
Meals & Entertainment	2,424.74	—	—	2,424.74
Miscellaneous	5,463.56	—	—	5,463.56
Office Expense	26,707.16	—	—	26,707.16
Postage	21,995.43	—	—	21,995.43
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	7,947.10	—	—	7,947.10
Professional Fees-Ordinary Course	1,017.90	—	—	1,017.90
Rent	98,360.16	—	—	98,360.16
Repairs & Maintenance	557.45	—	—	557.45
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	19,588.19	—	—	19,588.19
Telephone	37,320.75	—	—	37,320.75
Temporary Agency Staff	10,002.99	—	—	10,002.99
Travel	10,376.38	—	—	10,376.38
Utilities	18,664.00	—	—	18,664.00
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	768,387.04	—	768,387.04
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	46,521.50	—	—	46,521.50
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	1,646.71	—	—	1,646.71

Total Other Cash Disbursements	401,220.84	768,387.04	—	1,169,607.88

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,905,578.07	768,387.04	—	2,673,965.11

	1,907,865.59	—	—	1,907,865.59

Book Balance per bank rec.

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	196,696.12
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$196,696.12

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC		Case #	03-13195	Case No.	03-13195
Monthly Court Report for	February-04
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(279,708.37)	—	(279,708.37)	—		(279,708.37)	—		(279,708.37)

	—						—	—	—
TICO Cash Collected	2,612,480.58	2,612,480.58	—			2,612,480.58	—	—	2,612,480.58
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	823,945.05	823,945.05				823,945.05	—	—	823,945.05

SUBTOTAL	3,436,425.63	3,436,425.63	—	—		3,436,425.63	—	—	3,436,425.63

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,255,505.24)	(3,436,425.63)	67,795.45	113,124.94		(3,368,630.18)	113,124.94	—	(3,255,505.24)
	—					—		—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	180,920.39	—	67,795.45	113,124.94	—	67,795.45	113,124.94	—	180,920.39

Cash Disbursements - Loans
	—
Loan Proceeds Checks	—		—			—	—		—
Expenses related to Loans	—		—			—			—

Subtotal - Loans	—	—	—	—		—	—	—	—

			—
			—				—
Cash Disbursements - Other			—				—		—
Advertising	—		—			—	—		—
Bank Charges	116.50		116.50			116.50	—		116.50
Claims Funding*	—		—			—	—		—
Company Auto	3,687.08		3,687.08			3,687.08	—	—	3,687.08
Computer Costs	1,563.50		1,563.50			1,563.50	—	—	1,563.50
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	—		—			—	—	—	—
Equipment Rental	524.13		524.13			524.13	—	—	524.13
Fixed Assets	1,960.96		1,960.96			1,960.96	—	—	1,960.96
Forms & Printing	452.54		452.54			452.54	—	—	452.54
Insurance	—		—			—	—	—	—
Meals & Entertainment	2,286.59		2,286.59			2,286.59	—	—	2,286.59
Miscellaneous	20.61		20.61			20.61	—	—	20.61
Office Expense	1,153.42		1,153.42			1,153.42	—	—	1,153.42
Postage	7,351.08		7,351.08			7,351.08	—	—	7,351.08
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	216.66		216.66			216.66	—	—	216.66
Professional Fees-Ordinary Course	90.90		90.90			90.90	—	—	90.90
Rent	2,706.00		2,706.00			2,706.00	—	—	2,706.00
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	435.84		435.84			435.84	—	—	435.84
Telephone	4,593.15		4,593.15			4,593.15	—	—	4,593.15
Temporary Agency Staff	572.04		572.04			572.04	—	—	572.04
Travel	9,161.46		9,161.46			9,161.46	—	—	9,161.46
Utilities	157.22		157.22			157.22	—	—	157.22
Interest to Finova			—			—	—	—	—
Payroll Paid TTG	113,124.94		—	113,124.94		—	113,124.94	—	113,124.94
Payroll Paid SMC			—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	46,521.50		46,521.50			46,521.50	—	—	46,521.50
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	196,696.12	—	83,571.18	113,124.94	—	83,571.18	113,124.94	—	196,696.12

TOTAL ALL CASH DISBURSEMENTS	196,696.12	—	83,571.18	113,124.94	—	83,571.18	113,124.94	—	196,696.12

	(295,484.10)	—	(295,484.10)	—	—	(295,484.10)	—	—	(295,484.10)

Book Balance per bank rec.	(295,484.10)	—	(295,484.10)	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	806,712.88
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$806,712.88

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	February-04
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	SC Bank & Trust 850065202		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—			—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—		—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	806,712.88	—	567,697.21	239,015.67	—		567,697.21	239,015.67	—	806,712.88
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	806,712.88	—	567,697.21	239,015.67	—	—	567,697.21	239,015.67	—	806,712.88

Cash Disbursements - Loans
Loan Proceeds Checks	207,249.68		207,249.68				207,249.68	—	—	207,249.68
Expenses related to Loans	259,727.23		259,727.23				259,727.23	—	—	259,727.23

Subtotal - Loans	466,976.91	—	466,976.91	—	—		466,976.91	—	—	466,976.91

			—
			—
Cash Disbursements - Other			—
Advertising	75.00		75.00				75.00	—	—	75.00
Bank Charges	1,821.60		1,821.60				1,821.60	—	—	1,821.60
Claims Funding*	—		—				—	—	—	—
Company Auto	394.37		394.37				394.37	—	—	394.37
Computer Costs	4,334.26		4,334.26				4,334.26	—	—	4,334.26
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	11,190.79		11,190.79				11,190.79	—	—	11,190.79
Equipment Rental	1,684.22		1,684.22				1,684.22	—	—	1,684.22
Fixed Assets	—		—				—	—	—	—
Forms & Printing	970.65		970.65				970.65	—	—	970.65
Insurance	—		—				—	—	—	—
Meals & Entertainment	25.77		25.77				25.77	—	—	25.77
Miscellaneous	2,175.05		2,175.05				2,175.05	—	—	2,175.05
Office Expense	8,640.32		8,640.32				8,640.32	—	—	8,640.32
Postage	2,125.26		2,125.26				2,125.26	—	—	2,125.26
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	2,248.27		2,248.27				2,248.27	—	—	2,248.27
Professional Fees-Ordinary Course	142.50		142.50				142.50	—	—	142.50
Rent	28,789.23		28,789.23				28,789.23	—	—	28,789.23
Repairs & Maintenance	409.82		409.82				409.82	—	—	409.82
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	14,771.13		14,771.13				14,771.13	—	—	14,771.13
Telephone	12,558.49		12,558.49				12,558.49	—	—	12,558.49
Temporary Agency Staff	1,218.12		1,218.12				1,218.12	—	—	1,218.12
Travel	35.65		35.65				35.65	—	—	35.65
Utilities	7,109.80		7,109.80				7,109.80	—	—	7,109.80
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	239,015.67			239,015.67			—	239,015.67	—	239,015.67
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	—						—	—	—	—

Total Other Cash Disbursements	339,735.97	—	100,720.30	239,015.67	—	—	100,720.30	239,015.67	—	339,735.97

									—	—

TOTAL ALL CASH DISBURSEMENTS	806,712.88	—	567,697.21	239,015.67	—	—	567,697.21	239,015.67	—	806,712.88

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	85,258.57
Less: Transfers to Debtor in Possession Accounts
.Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$85,258.57

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No.	03-13196	Case No.	03-13196
Monthly Court Report for	February-04
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	83,894.62	—	—	—	32,598.17	51,296.45	83,894.62	—		83,894.62

	—							—	—	—
TICO Cash Collected	209,606.43				84,467.32	125,139.11	209,606.43	—	—	209,606.43
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	209,606.43	—	—	—	84,467.32	125,139.11	209,606.43	—	—	209,606.43

	—						—	—	—	—
	—	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(124,183.67)	—	70,980.73	14,250.94	(81,109.50)	(128,305.84)	(138,434.61)	14,250.94	—	(124,183.67)
	—						—	—		—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	85,422.76	—	70,980.73	14,250.94	3,357.82	(3,166.73)	71,171.82	14,250.94	—	85,422.76

Cash Disbursements - Loans

Loan Proceeds Checks	54,481.79		54,481.79				54,481.79	—		54,481.79
Expenses related to Loans	10,707.53		10,707.53				10,707.53	—		10,707.53

Subtotal - Loans	65,189.32	—	65,189.32	—	—	—	65,189.32	—	—	65,189.32

Cash Disbursements - Other
Advertising	300.00		300.00				300.00	—		300.00
Bank Charges	53.80		26.90			26.90	53.80	—		53.80
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	60.00		60.00				60.00	—	—	60.00
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	1,424.98		1,424.98				1,424.98	—	—	1,424.98
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	—		—				—	—	—	—
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	87.84		87.84				87.84	—	—	87.84
Office Expense	1,455.20		1,455.20				1,455.20	—	—	1,455.20
Postage	505.85		505.85				505.85	—	—	505.85
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	236.66		236.66				236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	1,050.00		1,050.00				1,050.00	—	—	1,050.00
Repairs & Maintenance	80.12		80.12				80.12	—	—	80.12
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	30.25		30.25				30.25	—	—	30.25
Telephone	—		—				—	—	—	—
Temporary Agency Staff	—		—				—	—	—	—
Travel	—		—				—	—	—	—
Utilities	533.61		533.61				533.61	—	—	533.61
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	14,250.94			14,250.94			—	14,250.94	—	14,250.94
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	—		—				—	—	—	—

Total Other Cash Disbursements	20,069.25	—	5,791.41	14,250.94	—	26.90	5,818.31	14,250.94	—	20,069.25

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	85,258.57	—	70,980.73	14,250.94	—	26.90	71,007.63	14,250.94	—	85,258.57

	84,058.81	—	—	—	35,955.99	48,102.82	84,058.81	—	—	84,058.81

Book Balance per bank rec.	84,058.81				35,955.99	48,102.82

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	279,024.14
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$279,024.14

FORM MOR-1

THE THAXTON GROUP		Case No.	03-13182
Cash Disbursements for TICO - DELAWARE
Monthly Court Report for	February-04
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058
Beginning Cash Position	384,439.21	—	—	—	40,849.67	40,019.83

	—
TICO Cash Collected	1,028,788.40				99,296.02	72,226.37
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	1,028,788.40	—	—	—	99,296.02	72,226.37

	—
	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(763,519.50)		179,114.31	98,414.48	(94,358.99)	(79,606.09)
	—
	—
	—
	—

Total Cash Receipts and Transfers	265,268.90	—	179,114.31	98,414.48	4,937.03	(7,379.72)

Cash Disbursements - Loans

Loan Proceeds Checks	113,303.56		113,303.56
Expenses related to Loans	27,129.45		27,129.45

Subtotal - Loans	140,433.01	—	140,433.01	—	—	—

			—
			—
Cash Disbursements - Other			—
Advertising	—		—
Bank Charges	4,294.96		2,799.61		0.10
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	323.75		323.75
Dues And Subscriptions	—		—
Employee Reimbursements - collections exp	4,105.48		4,105.48
Equipment Rental	1,555.49		1,555.49
Fixed Assets	—		—
Forms & Printing	499.52		499.52
Insurance	—		—
Meals & Entertainment	54.17		54.17
Miscellaneous	1,946.97		1,946.97
Office Expense	5,249.21		5,249.21
Postage	2,075.40		2,075.40
Prepaid Expenses	—		—
Prepaid Software ABS	1,064.97		1,064.97
Professional Fees-Ordinary Course	—		—
Rent	13,515.68		13,515.68
Repairs & Maintenance	—		—
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	138.70		138.70
Telephone	2,965.58		2,965.58
Temporary Agency Staff	—		—
Travel	96.10		96.10
Utilities	2,290.67		2,290.67
Interest to Finova	—
Payroll Paid TTG	98,414.48			98,414.48
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—		—

Total Other Cash Disbursements	138,591.13	—	38,681.30	98,414.48	0.10	—

TOTAL ALL CASH DISBURSEMENTS	279,024.14	—	179,114.31	98,414.48	0.10	—

	370,683.97	—	—	—	45,786.60	32,640.11

Book Balance per bank rec.	370,683.97		—		45,786.60	32,640.11

	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	47,162.42	47,325.36	43,628.91	35,822.65	46,627.75	83,002.62

TICO Cash Collected	124,154.93	131,510.32	104,106.93	85,441.04	121,510.43	290,542.36
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	124,154.93	131,510.32	104,106.93	85,441.04	121,510.43	290,542.36

GENERAL LEDGER DEPOSITS AND TRANSFERS	(131,121.85)	(130,384.25)	(106,788.12)	(88,295.98)	(119,420.17)	(291,072.84)

Total Cash Receipts and Transfers	(6,966.92)	1,126.07	(2,681.19)	(2,854.94)	2,090.26	(530.48)

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	90.00	0.20	20.82		580.39	803.84
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	90.00	0.20	20.82	—	580.39	803.84

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	90.00	0.20	20.82	—	580.39	803.84

	40,105.50	48,451.23	40,926.90	32,967.71	48,137.62	81,668.30

Book Balance per bank rec.	40,105.50	48,451.23	40,926.90	32,967.71	48,137.62	81,668.30

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE		Case No.	03-13182
Monthly Court Report for	February-04
FED ID #	74-2873274

	Operating	Payroll	Other	Total
Beginning Cash Position	384,439.21	—	—	384,439.21

		—	—	—
TICO Cash Collected	1,028,788.40	—	—	1,028,788.40
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	1,028,788.40	—	—	1,028,788.40

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(763,519.50)	—	—	(763,519.50)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	265,268.90	—	—	265,268.90

Cash Disbursements - Loans

Loan Proceeds Checks	113,303.56			113,303.56
Expenses related to Loans	27,129.45			27,129.45

Subtotal - Loans	140,433.01	—	—	140,433.01

	—
Cash Disbursements - Other	—
Advertising	—	—	—	—
Bank Charges	4,294.96	—	—	4,294.96
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	323.75	—	—	323.75
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	4,105.48	—	—	4,105.48
Equipment Rental	1,555.49	—	—	1,555.49
Fixed Assets	—	—	—	—
Forms & Printing	499.52	—	—	499.52
Insurance	—	—	—	—
Meals & Entertainment	54.17	—	—	54.17
Miscellaneous	1,946.97	—	—	1,946.97
Office Expense	5,249.21	—	—	5,249.21
Postage	2,075.40	—	—	2,075.40
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	1,064.97	—	—	1,064.97
Professional Fees-Ordinary Course	—	—	—	—
Rent	13,515.68	—	—	13,515.68
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	138.70	—	—	138.70
Telephone	2,965.58	—	—	2,965.58
Temporary Agency Staff	—	—	—	—
Travel	96.10	—	—	96.10
Utilities	2,290.67	—	—	2,290.67
Interest to Finova	—	—	—	—
Payroll Paid TTG	98,414.48	—	—	98,414.48
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	138,591.13	—	—	138,591.13

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	279,024.14	—	—	279,024.14

	370,683.97	—	—	370,683.97

Book Balance per bank rec.

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	61,497.35
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$61,497.35

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case #	03-13199	Case No.	03-13199
Monthly Court Report for	February-04
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	61,497.35	—	45,562.21	15,935.14		61,497.35	—	—	61,497.35
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	61,497.35	—	45,562.21	15,935.14		61,497.35	—	—	61,497.35

Cash Disbursements - Loans

Loan Proceeds Checks	22,677.07		22,677.07			22,677.07			22,677.07
Expenses related to Loans	12,301.71		12,301.71			12,301.71			12,301.71

Subtotal - Loans	34,978.78	—	34,978.78	—		34,978.78	—	—	34,978.78

Cash Disbursements - Other			—
Advertising	39.60		39.60			39.60			39.60
Bank Charges	—		—			—	—	—	—
Claims Funding*	—		—			—			—
Company Auto	—		—			—	—	—	—
Computer Costs	30.00		30.00			30.00	—	—	30.00
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	486.85		486.85			486.85	—	—	486.85
Equipment Rental	—		—			—	—	—	—
Fixed Assets	—		—			—	—	—	—
Forms & Printing	—		—			—	—	—	—
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	19.80		19.80			19.80	—	—	19.80
Office Expense	833.95		833.95			833.95	—	—	833.95
Postage	558.57		558.57			558.57	—	—	558.57
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	236.66		236.66			236.66	—	—	236.66
Professional Fees-Ordinary Course	32.50		32.50			32.50	—	—	32.50
Rent	4,750.04		4,750.04			4,750.04	—	—	4,750.04
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	1,213.40		1,213.40			1,213.40	—	—	1,213.40
Telephone	1,078.22		1,078.22			1,078.22	—	—	1,078.22
Temporary Agency Staff	574.60		574.60			574.60	—	—	574.60
Travel	137.64		137.64			137.64	—	—	137.64
Utilities	591.60		591.60			591.60	—	—	591.60
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	15,935.14			15,935.14		15,935.14	—	—	15,935.14
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	26,518.57	—	10,583.43	15,935.14	—	26,518.57	—	—	26,518.57

							—	—	—

TOTAL ALL CASH DISBURSEMENTS	61,497.35	—	45,562.21	15,935.14	—	61,497.35	—	—	61,497.35

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case no.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	80,382.26
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$80,382.26

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No.	03-13203	Case No.	03-13203
Monthly Court Report for	February-04
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	BancorpSouth 252190
Beginning Cash Position	130,563.08	—	—	—	45,981.85

	—
TICO Cash Collected	301,307.30				110,087.67
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	301,307.30	—	—	—	110,087.67

	—
	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(246,382.02)		53,260.09	27,057.52	(119,713.22)
	—
	—
	—
	—

Total Cash Receipts and Transfers	54,925.28	—	53,260.09	27,057.52	(9,625.55)

Cash Disbursements - Loans

Loan Proceeds Checks	29,111.78		29,111.78
Expenses related to Loans	6,938.54		6,938.54

Subtotal - Loans	36,050.32	—	36,050.32	—	—

Cash Disbursements - Other
Advertising	—		—
Bank Charges	182.26		117.61
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	90.00		90.00
Dues And Subscriptions	35.00		35.00
Employee Reimbursements - collections exp	2,111.19		2,111.19
Equipment Rental	307.54		307.54
Fixed Assets	—		—
Forms & Printing	344.37		344.37
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	10.00		10.00
Office Expense	1,010.61		1,010.61
Postage	1,071.25		1,071.25
Prepaid Expenses	—		—
Prepaid Software ABS	354.99		354.99
Professional Fees-Ordinary Course	32.50		32.50
Rent	6,120.00		6,120.00
Repairs & Maintenance	22.51		22.51
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	2,833.11		2,833.11
Telephone	1,996.32		1,996.32
Temporary Agency Staff	—		—
Travel	—		—
Utilities	752.77		752.77
Interest to Finova	—
Payroll Paid TTG	27,057.52			27,057.52
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—		—

Total Other Cash Disbursements	44,331.94	—	17,209.77	27,057.52	—

TOTAL ALL CASH DISBURSEMENTS	80,382.26	—	53,260.09	27,057.52	—

	105,106.10	—	—	—	36,356.30

Book Balance per bank rec.	105,106.10				36,356.30

	First Federal 163323989	Trustmark 6500197556	Operating	Payroll	Other	Total
Beginning Cash Position	47,316.52	37,264.71	130,563.08	—	—	130,563.08

			—	—	—	—
TICO Cash Collected	118,989.34	72,230.29	301,307.30	—	—	301,307.30
SM Cash Collected			—	—	—	—
TIG Cash Collected			—	—	—	—
TPF Cash Collected			—	—	—	—
TCL Cash Collected			—	—	—	—
Other Income Collected			—	—	—	—

SUBTOTAL	118,989.34	72,230.29	301,307.30	—	—	301,307.30

			—	—	—	—
			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(126,685.79)	(80,300.62)	(246,382.02)	—	—	(246,382.02)
			—	—	—	—
			—	—	—	—
			—	—	—	—
			—	—	—	—

Total Cash Receipts and Transfers	(7,696.45)	(8,070.33)	54,925.28	—	—	54,925.28

			—
Cash Disbursements - Loans			—
			—
Loan Proceeds Checks			29,111.78	—	—	29,111.78
Expenses related to Loans			6,938.54	—	—	6,938.54

Subtotal - Loans	—	—	36,050.32	—	—	36,050.32

			—
			—
Cash Disbursements - Other			—
Advertising			—	—	—	—
Bank Charges		64.65	182.26	—	—	182.26
Claims Funding*			—	—	—	—
Company Auto			—	—	—	—
Computer Costs			90.00	—	—	90.00
Dues And Subscriptions			35.00	—	—	35.00
Employee Reimbursements - collections exp			2,111.19	—	—	2,111.19
Equipment Rental			307.54	—	—	307.54
Fixed Assets			—	—	—	—
Forms & Printing			344.37	—	—	344.37
Insurance			—	—	—	—
Meals & Entertainment			—	—	—	—
Miscellaneous			10.00	—	—	10.00
Office Expense			1,010.61	—	—	1,010.61
Postage			1,071.25	—	—	1,071.25
Prepaid Expenses			—	—	—	—
Prepaid Software ABS			354.99	—	—	354.99
Professional Fees-Ordinary Course			32.50	—	—	32.50
Rent			6,120.00	—	—	6,120.00
Repairs & Maintenance			22.51	—	—	22.51
Roadgard			—	—	—	—
Seminars & Meetings			—	—	—	—
Taxes & Licenses			2,833.11	—	—	2,833.11
Telephone			1,996.32	—	—	1,996.32
Temporary Agency Staff			—	—	—	—
Travel			—	—	—	—
Utilities			752.77	—	—	752.77
Interest to Finova			—	—	—	—
Payroll Paid TTG			27,057.52	—	—	27,057.52
Payroll Paid SMC			—	—	—	—
Restructuring Officer			—	—	—	—
Insurance Renewal			—	—	—	—
Voyager Payment			—	—	—	—
Pre-Filing Prepays			—	—	—	—
Deposit to Lender			—	—	—	—
US Trustee			—	—	—	—
Bankruptcy Professionals			—	—	—	—
Other			—	—	—	—

Total Other Cash Disbursements	—	64.65	44,331.94	—	—	44,331.94

TOTAL ALL CASH DISBURSEMENTS	—	64.65	80,382.26	—	—	80,382.26

	39,620.07	29,129.73	105,106.10	—	—	105,106.10

Book Balance per bank rec.	39,620.07	29,129.73

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	327,866.77
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$327,866.77

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	February-04
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	424,687.19	424,687.19				424,687.19	—	—	424,687.19
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	424,687.19	424,687.19	—	—		424,687.19	—	—	424,687.19

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(96,820.42)	(424,687.19)	300,774.66	27,092.11		(96,820.42)	—	—	(96,820.42)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	327,866.77	—	300,774.66	27,092.11		327,866.77	—	—	327,866.77

Cash Disbursements - Loans
	—
Loan Proceeds Checks	72,696.46		72,696.46			72,696.46	—	—	72,696.46
Expenses related to Loans	216,818.42		216,818.42			216,818.42	—	—	216,818.42

Subtotal - Loans	289,514.88	—	289,514.88	—		289,514.88	—	—	289,514.88

			—
			—
Cash Disbursements - Other			—
Advertising	300.00		300.00			300.00	—	—	300.00
Bank Charges	—		—			—	—	—	—
Claims Funding*	—		—
Company Auto	—		—			—	—	—	—
Computer Costs	60.00		60.00			60.00	—	—	60.00
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	870.02		870.02			870.02	—	—	870.02
Equipment Rental	132.03		132.03			132.03	—	—	132.03
Fixed Assets	—		—			—	—	—	—
Forms & Printing	—		—			—	—	—	—
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	35.31		35.31			35.31	—	—	35.31
Office Expense	1,175.47		1,175.47			1,175.47	—	—	1,175.47
Postage	43.62		43.62			43.62	—	—	43.62
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	236.66		236.66			236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	3,307.61		3,307.61			3,307.61	—	—	3,307.61
Repairs & Maintenance	45.00		45.00			45.00	—	—	45.00
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	98.86		98.86			98.86	—	—	98.86
Telephone	1,150.84		1,150.84			1,150.84	—	—	1,150.84
Temporary Agency Staff	1,863.52		1,863.52			1,863.52	—	—	1,863.52
Travel	—		—			—	—	—	—
Utilities	294.13		294.13			294.13	—	—	294.13
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	27,092.11			27,092.11		27,092.11	—	—	27,092.11
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	1,646.71		1,646.71			1,646.71	—	—	1,646.71

Total Other Cash Disbursements	38,351.89	—	11,259.78	27,092.11	—	38,351.89	—	—	38,351.89

							—	—	—

TOTAL ALL CASH DISBURSEMENTS	327,866.77	—	300,774.66	27,092.11	—	327,866.77	—	—	327,866.77

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	232,810.65
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$232,810.65

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	February-04
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Huntington 1891797929	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	857,448.76	—	—	—	104,455.26	752,993.50	857,448.76	—	—	857,448.76

	—							—	—	—
TICO Cash Collected	1,966,836.74				2,007.58	1,964,829.16	1,966,836.74	—	—	1,966,836.74
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,966,836.74	—	—	—	2,007.58	1,964,829.16	1,966,836.74	—	—	1,966,836.74

	—						—	—	—	—
	—	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,719,155.05)		157,237.44	75,740.66		(1,952,133.15)	(1,719,155.05)	—	—	(1,719,155.05)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	247,681.69	—	157,237.44	75,740.66	2,007.58	12,696.01	247,681.69	—	—	247,681.69

Cash Disbursements - Loans

Loan Proceeds Checks	85,121.36		85,121.36				85,121.36	—	—	85,121.36
Expenses related to Loans	18,185.56		18,185.56				18,185.56	—	—	18,185.56

Subtotal - Loans	103,306.92	—	103,306.92	—	—	—	103,306.92	—	—	103,306.92

Cash Disbursements - Other
Advertising			19.04
Bank Charges	4,557.78		4,725.23			(167.45)	4,557.78	—	—	4,557.78
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	862.34		862.34				862.34	—	—	862.34
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	19,728.28		19,728.28				19,728.28	—	—	19,728.28
Equipment Rental	1,071.81		1,071.81				1,071.81	—	—	1,071.81
Fixed Assets	(1,530.00)		(1,530.00)				(1,530.00)	—	—	(1,530.00)
Forms & Printing	12.90		12.90				12.90	—	—	12.90
Insurance	—		—				—	—	—	—
Meals & Entertainment	36.42		36.42				36.42	—	—	36.42
Miscellaneous	150.97		150.97				150.97	—	—	150.97
Office Expense	2,877.82		2,877.82				2,877.82	—	—	2,877.82
Postage	2,442.52		2,442.52				2,442.52	—	—	2,442.52
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	946.64		946.64				946.64	—	—	946.64
Professional Fees-Ordinary Course	322.00		322.00				322.00	—	—	322.00
Rent	10,737.46		10,737.46				10,737.46	—	—	10,737.46
Repairs & Maintenance	—		—				—	—	—	—
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	—		—				—	—	—	—
Telephone	4,540.81		4,540.81				4,540.81	—	—	4,540.81
Temporary Agency Staff	3,896.71		3,896.71				3,896.71	—	—	3,896.71
Travel	569.28		569.28				569.28	—	—	569.28
Utilities	2,539.33		2,539.33				2,539.33	—	—	2,539.33
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	75,740.66			75,740.66			75,740.66	—	—	75,740.66
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	—		—				—	—	—	—

Total Other Cash Disbursements	129,503.73	—	53,930.52	75,740.66	—	(167.45)	129,503.73	—	—	129,503.73

										—

TOTAL ALL CASH DISBURSEMENTS	232,810.65	—	157,237.44	75,740.66	—	(167.45)	232,810.65	—	—	232,810.65

	872,319.80	—	—	—	106,462.84	765,856.96	872,319.80	—	—	872,319.80

Book Balance per bank rec.	872,319.80				106,462.84	765,856.96

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	7,872.28
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$7,872.28

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery		Case #	01-10583	03-13190	Case No.	03-13190
Monthly Court Report for	February-04
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Huntington 1892244879		Operating	Payroll	Other	Total
Beginning Cash Position	5,358.23	—				5,358.23		5,358.23	—	—	5,358.23

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,848.32				7,848.32			—	7,848.32	—	7,848.32
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	7,848.32	—	—	—	7,848.32	—	—	—	7,848.32	—	7,848.32

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	23.96					23.96		23.96	—	—	23.96
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	7,848.32				7,848.32			—	7,848.32	—	7,848.32
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	7,872.28	—	—	—	7,848.32	23.96	—	23.96	7,848.32	—	7,872.28

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,872.28	—	—	—	7,848.32	23.96	—	23.96	7,848.32	—	7,872.28

	5,334.27	—	—	—	—	5,334.27	—	5,334.27	—	—	5,334.27

Book Balance per bank rec.	5,334.27	—	—	—	—	5,334.27

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	February-04
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	595,844.09
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$595,844.09

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI		Case No.	03-13201
Monthly Court Report for	February-04
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bancorp South 60564051	Bank of New Albany 19150560
Beginning Cash Position	888,427.96	—	—	—	48,206.94	48,584.83

	—
TICO Cash Collected	2,037,089.54				90,959.16	126,730.29
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,037,089.54	—	—	—	90,959.16	126,730.29

	—
	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,563,826.67)		445,516.89	149,907.26	(100,777.84)	(133,764.88)
	—
	—
	—
	—

Total Cash Receipts and Transfers	473,262.87	—	445,516.89	149,907.26	(9,818.68)	(7,034.59)

Cash Disbursements - Loans

Loan Proceeds Checks	285,951.13		285,951.13
Expenses related to Loans	81,955.96		81,955.96

Subtotal - Loans	367,907.09	—	367,907.09	—	—	—

Cash Disbursements - Other	—
Advertising	530.00		530.00
Bank Charges	1,091.96		672.02			31.90
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	2,597.13		2,597.13
Dues And Subscriptions	122.50		122.50
Employee Reimbursements - collections exp	13,170.49		13,170.49
Equipment Rental	3,774.96		3,774.96
Fixed Assets	—		—
Forms & Printing	230.27		230.27
Insurance	—		—
Meals & Entertainment	21.79		21.79
Miscellaneous	1,017.01		1,017.01
Office Expense	4,311.16		4,311.16
Postage	5,821.88		5,821.88
Prepaid Expenses	—		—
Prepaid Software ABS	2,405.59		2,405.59
Professional Fees-Ordinary Course	397.50		397.50
Rent	27,384.14		27,384.14
Repairs & Maintenance	—		—
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	66.90		66.90
Telephone	8,437.34		8,437.34
Temporary Agency Staff	1,878.00		1,878.00
Travel	376.25		376.25
Utilities	4,394.87		4,394.87
Interest to Finova	—
Payroll Paid TTG	149,907.26			149,907.26
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—		—

Total Other Cash Disbursements	227,937.00	—	77,609.80	149,907.26	—	31.90

TOTAL ALL CASH DISBURSEMENTS	595,844.09	—	445,516.89	149,907.26	—	31.90

	765,846.74	—	—	—	38,388.26	41,518.34

Book Balance per bank rec.	765,846.74 —				38,388.26	41,518.34

	Community 6720213	Cornerstone Bank 103127	First American 116866	First Security 131849	First State Bank 17098233
Beginning Cash Position	48,268.49	47,953.89	39,359.26	50,638.61	46,764.19

TICO Cash Collected	138,003.44	100,543.97	90,909.35	110,571.18	105,559.57
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	138,003.44	100,543.97	90,909.35	110,571.18	105,559.57

GENERAL LEDGER DEPOSITS AND TRANSFERS	(146,637.33)	(106,125.79)	(90,440.88)	(125,898.99)	(114,113.75)

Total Cash Receipts and Transfers	(8,633.89)	(5,581.82)	468.47	(15,327.81)	(8,554.18)

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	14.25		1.49		0.33
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	14.25	—	1.49	—	0.33

TOTAL ALL CASH DISBURSEMENTS	14.25	—	1.49	—	0.33

	39,620.35	42,372.07	39,826.24	35,310.80	38,209.68

Book Balance per bank rec.	39,620.35	42,372.07	39,826.24	35,310.80	38,209.68

THE THAXTON GROUP

Cash Disbursements for TICO MISSISSIPPI

Monthly Court Report for

FED ID#

	Mechanics 50200035	Merchants & Farmers 280046523	Peoples 500223999	Peoples 35021025	Peoples 299227	Bancorp South 60359775
Beginning Cash Position	41,887.34	46,459.95	45,629.84	42,205.83	58,128.38	56,568.34

TICO Cash Collected	87,482.26	85,610.06	90,279.10	98,437.88	103,392.44	183,694.35
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	87,482.26	85,610.06	90,279.10	98,437.88	103,392.44	183,694.35

GENERAL LEDGER DEPOSITS AND TRANSFERS	(90,432.80)	(99,061.17)	(104,892.00)	(108,675.38)	(125,472.88)	(165,868.37)

Total Cash Receipts and Transfers	(2,950.54)	(13,451.11)	(14,612.90)	(10,237.50)	(22,080.44)	17,825.98

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—

Cash Disbursements - Other
Advertising
Bank Charges		16.11
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	16.11	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	16.11	—	—	—	—

	38,936.80	32,992.73	31,016.94	31,968.33	36,047.94	74,394.32

Book Balance per bank rec.	38,936.80	32,992.73	31,016.94	31,968.33	36,047.94	74,394.32

	Planters 4800128504	Trustmark 8600130400	Trustmark 8900017343	Trustmark 8600146129	Trustmark 316885306	Union Planters 9000220556
Beginning Cash Position	45,519.13	32,123.47	59,644.59	36,086.14	40,488.79	53,909.95

TICO Cash Collected	84,664.04	86,956.19	139,341.48	97,088.47	92,818.24	124,048.07
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	84,664.04	86,956.19	139,341.48	97,088.47	92,818.24	124,048.07

GENERAL LEDGER DEPOSITS AND TRANSFERS	(84,102.48)	(84,148.99)	(154,892.67)	(94,292.28)	(93,065.75)	(136,586.59)

Total Cash Receipts and Transfers	561.56	2,807.20	(15,551.19)	2,796.19	(247.51)	(12,538.52)

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	7.38	69.65	105.19	84.94	78.70	10.00
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	7.38	69.65	105.19	84.94	78.70	10.00

TOTAL ALL CASH DISBURSEMENTS	7.38	69.65	105.19	84.94	78.70	10.00

	46,073.31	34,861.02	43,988.21	38,797.39	40,162.58	41,361.43

Book Balance per bank rec.	46,073.31	34,861.02	43,988.21	38,797.39	40,162.58	41,361.43

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201
Monthly Court Report for
FED ID#

		Operating	Payroll	Other	Total
Beginning Cash Position		888,427.96			888,427.96

			—	—	—
TICO Cash Collected		2,037,089.54	—	—	2,037,089.54
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		—	—	—	—

SUBTOTAL	—	2,037,089.54	—	—	2,037,089.54

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(1,563,826.67)	—	—	(1,563,826.67)
		—		—	—
		—	—	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	473,262.87	—	—	473,262.87

Cash Disbursements - Loans

Loan Proceeds Checks		285,951.13	—	—	285,951.13
Expenses related to Loans		81,955.96	—	—	81,955.96

Subtotal - Loans		367,907.09	—	—	367,907.09

Cash Disbursements - Other
Advertising		530.00	—	—	530.00
Bank Charges		1,091.96	—	—	1,091.96
Claims Funding*		—	—	—	—
Company Auto		—	—	—	—
Computer Costs		2,597.13	—	—	2,597.13
Dues And Subscriptions		122.50	—	—	122.50
Employee Reimbursements - collections exp		13,170.49	—	—	13,170.49
Equipment Rental		3,774.96	—	—	3,774.96
Fixed Assets		—	—	—	—
Forms & Printing		230.27	—	—	230.27
Insurance		—	—	—	—
Meals & Entertainment		21.79	—	—	21.79
Miscellaneous		1,017.01	—	—	1,017.01
Office Expense		4,311.16	—	—	4,311.16
Postage		5,821.88	—	—	5,821.88
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		2,405.59	—	—	2,405.59
Professional Fees-Ordinary Course		397.50	—	—	397.50
Rent		27,384.14	—	—	27,384.14
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		66.90	—	—	66.90
Telephone		8,437.34	—	—	8,437.34
Temporary Agency Staff		1,878.00	—	—	1,878.00
Travel		376.25	—	—	376.25
Utilities		4,394.87	—	—	4,394.87
Interest to Finova		—	—	—	—
Payroll Paid TTG		149,907.26	—	—	149,907.26
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other		—	—	—	—

Total Other Cash Disbursements		227,937.00	—	—	227,937.00

TOTAL ALL CASH DISBURSEMENTS		595,844.09	—	—	595,844.09

		765,846.74	—	—	765,846.74

Book Balance per bank rec.

In re	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case #	03-13197	Case No.	03-13197
Monthly Court Report for	February-04
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case #	03-13198	Case No.	03-13198
Monthly Court Report for	February-04
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT		Case #	03-13202	Case No.	03-13202
Monthly Court Report for	February-04
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company			Case No.	03-13204	Case No.	03-13204
Monthly Court Report for FED ID#		February-04
57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.

SUBTOTAL	—	—	—	—	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—
—
—
—
—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—
Claims Funding*	—
Company Auto	—
Computer Costs	—
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	—
Forms & Printing	—
Insurance	—
Meals & Entertainment	—
Miscellaneous	—
Office Expense	—
Postage	—
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	—
Repairs & Maintenance	—
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	—
Telephone	—
Temporary Agency Staff	—
Travel	—
Utilities	—
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
—

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

—

Book Balance per bank rec.
—

		Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—

			—	—	—
TICO Cash Collected		—	—	—	—
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		—	—	—	—

SUBTOTAL

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		—	—	—	—
		—	—	—	—
		—	—	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans

Cash Disbursements - Other
Advertising
Bank Charges		—	—	—	—
Claims Funding*
Company Auto		—	—	—	—
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		—	—	—	—
Equipment Rental		—	—	—	—
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		—	—	—	—
Office Expense		—	—	—	—
Postage		—	—	—	—
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		—	—	—	—
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		—	—	—	—
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		—	—	—	—
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT
Monthly Court Report for	February-04
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213
Beginning Cash Position	1,551,057.57	68,069.28	562,918.64	940,818.59	43,555.83	—

	—	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	11,025,379.82	253,303.17	2,738,309.56	3,186,793.66	203,064.61	—
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	299,110.37	—	—	—	—	—

SUBTOTAL	11,324,490.19	253,303.17	2,738,309.56	3,186,793.66	203,064.61	—

	—	—	—	—	—	—
	—	—	—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(6,748,532.99)	(154,858.31)	(1,571,058.84)	(2,274,572.54)	444,962.88	656,357.72
	—	—	—	—	—	—
	—	—	—	—	—	—
	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts and Transfers	4,575,957.20	98,444.86	1,167,250.72	912,221.12	648,027.49	656,357.72

		—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—
		—	—	—	—	—
Loan Proceeds Checks	2,159,148.70	55,668.30	591,776.63	620,146.76	283,365.47	316,070.36
Expenses related to Loans	271,530.72	10,554.12	68,230.57	65,572.03	54,095.79	42,576.75

Subtotal - Loans	2,430,679.42	66,222.42	660,007.20	685,718.79	337,461.26	358,647.11

		—	—	—	—	—
		—	—	—	—	—
Cash Disbursements - Other		—	—	—	—	—
Advertising	24,124.41	80.71	3,295.81	3,399.90	447.74	1,754.44
Bank Charges	3,213.70	472.79	2,191.93	194.00	331.99	—
Claims Funding*	123,411.94	1,486.09	37,936.72	14,203.36	9,752.79	32,203.53
Company Auto	4,895.32	53.34	310.66	374.48	1,163.74	350.00
Computer Costs	4,183.80	—	1,085.27	15.70	—	—
Dues And Subscriptions	1,481.40	—	1,200.00	—	281.40	—
Employee Reimbursements - collections exp	354.08	—	—	—	—	—
Equipment Rental	2,836.44	—	—	—	—	—
Fixed Assets	851.25	—	—	—	851.25	—
Forms & Printing	41,506.38	296.08	11,642.93	10,542.53	4,865.55	6,682.99
Insurance	17,539.75	90.77	1,076.10	858.52	492.96	525.02
Meals & Entertainment	4,022.46	12.85	34.61	98.50	129.49	—
Miscellaneous	5,272.11	153.05	1,841.80	1,465.00	495.00	720.55
Office Expense	26,180.86	563.14	3,978.50	1,241.48	1,186.78	1,480.48
Postage	9,648.19	—	81.43	4.16	32.53	—
Prepaid Expenses	11,473.16	—	—	2,569.69	1,418.21	2,063.72
Prepaid Software ABS	18,383.65	709.98	6,153.16	4,376.55	2,603.26	2,721.59
Professional Fees-Ordinary Course	469.00	—	—	—	—	—
Rent	160,156.69	5,220.31	49,760.70	30,297.63	21,788.48	19,916.05
Repairs & Maintenance	12,711.15	764.98	3,230.45	3,143.40	1,761.74	1,982.70
Roadgard	—	—	—	—	—	—
Seminars & Meetings	35,334.67	—	5,457.84	1,222.24	1,192.71	631.29
Taxes & Licenses	74,828.44	190.00	23,048.95	15,087.23	18,742.02	4,739.67
Telephone	103,160.74	2,669.92	14,184.33	25,201.77	25,257.55	19,976.74
Temporary Agency Staff	7,997.15	—	—	381.00	—	—
Travel	35,572.02	1,784.69	10,596.29	5,023.69	5,383.19	2,640.98
Utilities	31,758.00	—	1,838.30	11,872.40	6,159.96	8,186.68
Interest to Finova	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—
Payroll Paid SMC	1,618,159.47	37,695.45	431,750.16	422,327.53	217,065.77	191,134.18
Restructuring Officer	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—
Credit Insurance Payments	504,738.30	—	17,064.00	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—
Other	—	—	—	—	—	—

Total Other Cash Disbursements	2,884,264.53	52,244.15	627,759.94	553,900.76	321,404.11	297,710.61

		—	—		—

TOTAL ALL CASH DISBURSEMENTS	5,314,943.95	118,466.57	1,287,767.14	1,239,619.55	658,865.37	656,357.72

			—

	812,070.82	48,047.57	442,402.22	613,420.16	32,717.95	—

Book Balance per bank rec.	812,070.82	48,047.57	442,402.22	613,420.16	32,717.95	—

Case No. —

	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	277,223.86	(341,528.63)	1,551,057.57	—	—	1,551,057.57

	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	713,746.27	3,930,162.55	11,025,379.82	—	—	11,025,379.82
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	—	299,110.37	299,110.37	—	—	299,110.37

SUBTOTAL	713,746.27	4,229,272.92	11,324,490.19	—	—	11,324,490.19

	—	—	—	—	—	—
	—	—	(1,618,159.47)	1,618,159.47	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(279,478.59)	(3,569,885.31)	(6,748,532.99)	—	—	(6,748,532.99)
	—	—	—	—	—	—
	—	—	—	—	—	—
	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts and Transfers	434,267.68	659,387.61	2,957,797.73	1,618,159.47	—	4,575,957.20

	—	—	—
Cash Disbursements - Loans	—	—	—
	—	—	—
Loan Proceeds Checks	292,121.18	—	2,159,148.70			2,159,148.70
Expenses related to Loans	30,482.38	19.08	271,530.72			271,530.72

Subtotal - Loans	322,603.56	19.08	2,430,679.42			2,430,679.42

	—	—	—			—
	—	—	—			—
Cash Disbursements - Other	—	—	—			—
Advertising	1,595.41	13,550.40	24,124.41			24,124.41
Bank Charges	17.99	5.00	3,213.70	—	—	3,213.70
Claims Funding*	9,762.87	18,066.58	123,411.94			123,411.94
Company Auto	101.55	2,541.55	4,895.32	—	—	4,895.32
Computer Costs	—	3,082.83	4,183.80	—	—	4,183.80
Dues And Subscriptions	—	—	1,481.40	—	—	1,481.40
Employee Reimbursements - collections exp	—	354.08	354.08	—	—	354.08
Equipment Rental	—	2,836.44	2,836.44	—	—	2,836.44
Fixed Assets	—	—	851.25	—	—	851.25
Forms & Printing	2,979.77	4,496.53	41,506.38	—	—	41,506.38
Insurance	288.97	14,207.41	17,539.75	—	—	17,539.75
Meals & Entertainment	4.80	3,742.21	4,022.46	—	—	4,022.46
Miscellaneous	309.41	287.30	5,272.11	—	—	5,272.11
Office Expense	897.56	16,832.92	26,180.86	—	—	26,180.86
Postage	41.58	9,488.49	9,648.19	—	—	9,648.19
Prepaid Expenses	—	5,421.54	11,473.16	—	—	11,473.16
Prepaid Software ABS	1,656.62	162.49	18,383.65	—	—	18,383.65
Professional Fees-Ordinary Course	—	469.00	469.00	—	—	469.00
Rent	16,565.92	16,607.60	160,156.69	—	—	160,156.69
Repairs & Maintenance	533.57	1,294.31	12,711.15	—	—	12,711.15
Roadgard	—	—	—	—	—	—
Seminars & Meetings	—	26,830.59	35,334.67	—	—	35,334.67
Taxes & Licenses	8,999.11	4,021.46	74,828.44	—	—	74,828.44
Telephone	9,161.54	6,708.89	103,160.74	—	—	103,160.74
Temporary Agency Staff	—	7,616.15	7,997.15	—	—	7,997.15
Travel	3,520.91	6,622.27	35,572.02	—	—	35,572.02
Utilities	3,700.66	—	31,758.00	—	—	31,758.00
Interest to Finova	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—
Payroll Paid SMC	124,174.26	194,012.12	—	1,618,159.47	—	1,618,159.47
Restructuring Officer	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—
Credit Insurance Payments	—	487,674.30	504,738.30	—	—	504,738.30
Pre-Filing Prepays	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—
Other	—	—	—	—	—	—

Total Other Cash Disbursements	184,312.50	846,932.46	1,266,105.06	1,618,159.47	—	2,884,264.53

			—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	506,916.06	846,951.54	3,696,784.48	1,618,159.47	—	5,314,943.95

	204,575.48	(529,092.56)	812,070.82	—	—	812,070.82

Book Balance per bank rec.	204,575.48	(529,092.56)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	February-04	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(795,654.17)	—	—	—	—	—		(795,654.17)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,489,229.95	80,298.33	853,825.05	817,098.02	441,467.61	465,223.54	382,723.81	1,448,593.59
OUTSTANDING CHECKS	—					—
Account # 2000014825127	(706,581.43)							(706,581.43)
Account # 2079900430903	(184,141.02)							(184,141.02)
	—

Total Cash Receipts and Transfers	3,598,507.50	80,298.33	853,825.05	817,098.02	441,467.61	465,223.54	382,723.81	557,871.14

Cash Disbursements - Loans
Loan Proceeds Checks	2,159,148.70	55,668.30	591,776.63	620,146.76	283,365.47	316,070.36	292,121.18
Expenses related to Loans	271,530.72	10,554.12	68,230.57	65,572.03	54,095.79	42,576.75	30,482.38	19.08

Subtotal - Loans	2,430,679.42	66,222.42	660,007.20	685,718.79	337,461.26	358,647.11	322,603.56	19.08

Cash Disbursements - Other
Advertising	24,124.41	80.71	3,295.81	3,399.90	447.74	1,754.44	1,595.41	13,550.40
Bank Charges	5.00	—	—	—	—	—	—	5.00
Claims Funding*	123,411.94	1,486.09	37,936.72	14,203.36	9,752.79	32,203.53	9,762.87	18,066.58
Company Auto	4,895.32	53.34	310.66	374.48	1,163.74	350.00	101.55	2,541.55
Computer Costs	4,183.80	—	1,085.27	15.70	—	—	—	3,082.83
Dues And Subscriptions	1,481.40	—	1,200.00	—	281.40	—	—	—
Employee Reimbursements - collections exp	354.08	—	—	—	—	—	—	354.08
Equipment Rental	2,836.44	—	—	—	—	—	—	2,836.44
Fixed Assets	851.25	—	—	—	851.25	—	—	—
Forms & Printing	41,506.38	296.08	11,642.93	10,542.53	4,865.55	6,682.99	2,979.77	4,496.53
Insurance	17,539.75	90.77	1,076.10	858.52	492.96	525.02	288.97	14,207.41
Meals & Entertainment	4,022.46	12.85	34.61	98.50	129.49	—	4.80	3,742.21
Miscellaneous	5,272.11	153.05	1,841.80	1,465.00	495.00	720.55	309.41	287.30
Office Expense	26,180.86	563.14	3,978.50	1,241.48	1,186.78	1,480.48	897.56	16,832.92
Postage	9,648.19	—	81.43	4.16	32.53	—	41.58	9,488.49
Prepaid Expenses	11,473.16	—	—	2,569.69	1,418.21	2,063.72	—	5,421.54
Prepaid Software ABS	18,383.65	709.98	6,153.16	4,376.55	2,603.26	2,721.59	1,656.62	162.49
Professional Fees-Ordinary Course	469.00	—	—	—	—	—	—	469.00
Rent	160,156.69	5,220.31	49,760.70	30,297.63	21,788.48	19,916.05	16,565.92	16,607.60
Repairs & Maintenance	12,711.15	764.98	3,230.45	3,143.40	1,761.74	1,982.70	533.57	1,294.31
Roadgard	—	—	—	—	—	—	—	—
Seminars & Meetings	35,334.67	—	5,457.84	1,222.24	1,192.71	631.29	—	26,830.59
Taxes & Licenses	74,828.44	190.00	23,048.95	15,087.23	18,742.02	4,739.67	8,999.11	4,021.46
Telephone	103,160.74	2,669.92	14,184.33	25,201.77	25,257.55	19,976.74	9,161.54	6,708.89
Temporary Agency Staff	7,997.15	—	—	381.00	—	—	—	7,616.15
Travel	35,572.02	1,784.69	10,596.29	5,023.69	5,383.19	2,640.98	3,520.91	6,622.27
Utilities	31,758.00	—	1,838.30	11,872.40	6,159.96	8,186.68	3,700.66	—
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	504,738.30		17,064.00					487,674.30
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	1,262,896.36	14,075.91	193,817.85	131,379.23	104,006.35	106,576.43	60,120.25	652,920.34

TOTAL ALL CASH DISBURSEMENTS	3,693,575.78	80,298.33	853,825.05	817,098.02	441,467.61	465,223.54	382,723.81	652,939.42

	(890,722.45)	—	—	—	—	—	—	(890,722.45)

Book Balance per bank rec.		—	—		—	—		(890,722.45)
Ending Bank Balance per bank rec.								—

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	118,466.57
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$118,466.57

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc		Case No.	03-13208
Monthly Court Report for	February-04
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	68,069.28	16,399.52	11,643.39	6,144.10	11,278.82	—	—

	—
TICO Cash Collected	—
SM Cash Collected	253,303.17	32,425.19	41,591.45	28,491.13	48,975.71
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	253,303.17	32,425.19	41,591.45	28,491.13	48,975.71	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(154,858.31)	(33,742.38)	(44,171.99)	(28,676.37)	(54,835.41)	80,298.33	37,695.45
	—
	—
	—
	—

Total Cash Receipts and Transfers	98,444.86	(1,317.19)	(2,580.54)	(185.24)	(5,859.70)	80,298.33	37,695.45

Cash Disbursements - Loans

Loan Proceeds Checks	55,668.30					55,668.30
Expenses related to Loans	10,554.12					10,554.12

Subtotal - Loans	66,222.42	—	—	—	—	66,222.42	—

Cash Disbursements - Other	—
Advertising	80.71					80.71
Bank Charges	472.79	203.00	104.52	37.22	(121.01)	—
Claims Funding*	1,486.09					1,486.09
Company Auto	53.34					53.34
Computer Costs	—					—
Dues And Subscriptions	—					—
Employee Reimbursements - collections exp	—					—
Equipment Rental	—					—
Fixed Assets	—					—
Forms & Printing	296.08					296.08
Insurance	90.77					90.77
Meals & Entertainment	12.85					12.85
Miscellaneous	153.05					153.05
Office Expense	563.14					563.14
Postage	—					—
Prepaid Expenses	—					—
Prepaid Software ABS	709.98					709.98
Professional Fees-Ordinary Course	—					—
Rent	5,220.31					5,220.31
Repairs & Maintenance	764.98					764.98
Roadgard	—					—
Seminars & Meetings	—					—
Taxes & Licenses	190.00					190.00
Telephone	2,669.92					2,669.92
Temporary Agency Staff	—					—
Travel	1,784.69					1,784.69
Utilities	—					—
Interest to Finova	—					—
Payroll Paid TTG	—					—
Payroll Paid SMC	37,695.45					—	37,695.45
Restructuring Officer	—					—
Insurance Renewal	—					—
Voyager Payment	—					—
Pre-Filing Prepays	—					—
Deposit to Lender	—					—
US Trustee	—					—
Bankruptcy Professionals	—					—
Other	—					—

Total Other Cash Disbursements	52,244.15	203.00	104.52	37.22	(121.01)	14,075.91	37,695.45

TOTAL ALL CASH DISBURSEMENTS	118,466.57	203.00	104.52	37.22	(121.01)	80,298.33	37,695.45

	48,047.57	14,879.33	8,958.33	5,921.64	5,540.13	—	—

	—	—	—	—	—
Ending Bank Balance per bank rec.	48,047.57	14,879.33	8,958.33	5,921.64	5,540.13

Case No.            03-13208

	Central National 212407	Superior 570344986		Operating	Payroll	Other	Total
Beginning Cash Position	11,719.74	10,883.71		68,069.28	—	—	68,069.28

				—	—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	50,185.38	51,634.31		253,303.17	—	—	253,303.17
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	50,185.38	51,634.31	—	253,303.17	—	—	253,303.17

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(55,149.44)	(56,276.50)		(154,858.31)	—	—	(154,858.31)
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(4,964.06)	(4,642.19)	—	60,749.41	37,695.45	—	98,444.86

				—	—		—
Cash Disbursements - Loans				—	—		—
				—	—		—
Loan Proceeds Checks				55,668.30	—		55,668.30
Expenses related to Loans				10,554.12	—		10,554.12

Subtotal - Loans	—	—		66,222.42	—	—	66,222.42

				—	—		—
				—	—		—
Cash Disbursements - Other				—	—		—
Advertising				80.71	—		80.71
Bank Charges	96.00	153.06		472.79	—	—	472.79
Claims Funding*				1,486.09	—		1,486.09
Company Auto				53.34	—	—	53.34
Computer Costs				—	—	—	—
Dues And Subscriptions				—	—	—	—
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				—	—	—	—
Forms & Printing				296.08	—	—	296.08
Insurance				90.77	—	—	90.77
Meals & Entertainment				12.85	—	—	12.85
Miscellaneous				153.05	—	—	153.05
Office Expense				563.14	—	—	563.14
Postage				—	—	—	—
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				709.98	—	—	709.98
Professional Fees-Ordinary Course				—	—	—	—
Rent				5,220.31	—	—	5,220.31
Repairs & Maintenance				764.98	—	—	764.98
Roadgard				—	—	—	—
Seminars & Meetings				—	—	—	—
Taxes & Licenses				190.00	—	—	190.00
Telephone				2,669.92	—	—	2,669.92
Temporary Agency Staff				—	—	—	—
Travel				1,784.69	—	—	1,784.69
Utilities				—	—	—	—
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				—	37,695.45	—	37,695.45
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				—	—	—	—
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	96.00	153.06		14,548.70	37,695.45	—	52,244.15

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	96.00	153.06		80,771.12	37,695.45	—	118,466.57

							—

	6,659.68	6,088.46		48,047.57	—	—	48,047.57

	—
Ending Bank Balance per bank rec.	6,659.68	6,088.46

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,287,767.14
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,287,767.14

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case #	03-13211
Monthly Court Report for	February-04
FED ID#	57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649
Beginning Cash Position	562,918.64	13,453.58	11,476.85	9,487.14	9,578.93	8,135.35

	—
TICO Cash Collected	—
SM Cash Collected	2,738,309.56	64,277.86	80,482.27	51,348.36	66,527.20	52,568.00
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,738,309.56	64,277.86	80,482.27	51,348.36	66,527.20	52,568.00

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,571,058.84)	(71,160.37)	(86,090.02)	(55,521.84)	(68,021.66)	(53,236.23)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	1,167,250.72	(6,882.51)	(5,607.75)	(4,173.48)	(1,494.46)	(668.23)

Cash Disbursements - Loans

Loan Proceeds Checks	591,776.63
Expenses related to Loans	68,230.57

Subtotal - Loans	660,007.20	—	—	—	—	—

Cash Disbursements - Other
Advertising	3,295.81
Bank Charges	2,191.93	25.00	30.00	321.36		160.57
Claims Funding*	37,936.72
Company Auto	310.66
Computer Costs	1,085.27
Dues And Subscriptions	1,200.00
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	—
Forms & Printing	11,642.93
Insurance	1,076.10
Meals & Entertainment	34.61
Miscellaneous	1,841.80
Office Expense	3,978.50
Postage	81.43
Prepaid Expenses	—
Prepaid Software ABS	6,153.16
Professional Fees-Ordinary Course	—
Rent	49,760.70
Repairs & Maintenance	3,230.45
Roadgard	—
Seminars & Meetings	5,457.84
Taxes & Licenses	23,048.95
Telephone	14,184.33
Temporary Agency Staff	—
Travel	10,596.29
Utilities	1,838.30
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	431,750.16
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	17,064.00
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	627,759.94	25.00	30.00	321.36	—	160.57

TOTAL ALL CASH DISBURSEMENTS	1,287,767.14	25.00	30.00	321.36	—	160.57

	442,402.22	6,546.07	5,839.10	4,992.30	8,084.47	7,306.55

Book Balance per bank rec.	442,402.22	6,546.07	5,839.10	4,992.30	8,084.47	7,306.55
						—

	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390
Beginning Cash Position	11,578.85	8,530.94	6,965.78	11,113.47	148,343.51	8,305.93

TICO Cash Collected
SM Cash Collected	80,888.14	64,213.87	51,510.33	47,881.13	985,278.77	63,088.89
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	80,888.14	64,213.87	51,510.33	47,881.13	985,278.77	63,088.89

GENERAL LEDGER DEPOSITS AND TRANSFERS	(85,857.18)	(66,046.64)	(52,332.34)	(56,192.24)	(1,022,792.78)	(64,466.28)

Total Cash Receipts and Transfers	(4,969.04)	(1,832.77)	(822.01)	(8,311.11)	(37,514.01)	(1,377.39)

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges			733.45
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	733.45	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	733.45	—	—	—

	6,609.81	6,698.17	5,410.32	2,802.36	110,829.50	6,928.54

Book Balance per bank rec.	6,609.81	6,698.17	5,410.32	2,802.36	110,829.50	6,928.54
	—	—	—	—		—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494
Beginning Cash Position	6,711.84	14,880.83	7,756.10	12,384.38	9,920.89	6,459.43

TICO Cash Collected					—
SM Cash Collected	43,240.75	57,451.42	42,854.56	64,849.32	67,555.92	31,677.24
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected					—
Other Income Collected

SUBTOTAL	43,240.75	57,451.42	42,854.56	64,849.32	67,555.92	31,677.24

GENERAL LEDGER DEPOSITS AND TRANSFERS	(44,010.72)	(66,278.66)	(44,546.88)	(70,363.18)	(71,471.44)	(33,372.01)

Total Cash Receipts and Transfers	(769.97)	(8,827.24)	(1,692.32)	(5,513.86)	(3,915.52)	(1,694.77)

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		198.43	212.96	269.99		18.00
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	198.43	212.96	269.99	—	18.00

TOTAL ALL CASH DISBURSEMENTS	—	198.43	212.96	269.99	—	18.00

	5,941.87	5,855.16	5,850.82	6,600.53	6,005.37	4,746.66

Book Balance per bank rec.	5,941.87	5,855.16	5,850.82	6,600.53	6,005.37	4,746.66
	—	—	—

	Texas State Bank 51138476	Texas State Bank 52003507	Texas State Bank 53016939	Texas State Bank 90776378	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	10,358.97	15,145.08	34,968.42	16,454.97	11,139.55	—	—

TICO Cash Collected
SM Cash Collected					63,592.48
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	—	—	—	—	63,592.48	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(7,086.36)	(8,944.93)	(7,339.74)	(8,363.70)	(65,104.17)	853,825.05	431,750.16

Total Cash Receipts and Transfers	(7,086.36)	(8,944.93)	(7,339.74)	(8,363.70)	(1,511.69)	853,825.05	431,750.16

Cash Disbursements - Loans

Loan Proceeds Checks						591,776.63
Expenses related to Loans						68,230.57

Subtotal - Loans	—	—	—	—	—	660,007.20	—

Cash Disbursements - Other
Advertising						3,295.81
Bank Charges					44.30
Claims Funding*						37,936.72
Company Auto						310.66
Computer Costs						1,085.27
Dues And Subscriptions						1,200.00
Employee Reimbursements - collections exp						—
Equipment Rental						—
Fixed Assets						—
Forms & Printing						11,642.93
Insurance						1,076.10
Meals & Entertainment						34.61
Miscellaneous						1,841.80
Office Expense						3,978.50
Postage						81.43
Prepaid Expenses						—
Prepaid Software ABS						6,153.16
Professional Fees-Ordinary Course						—
Rent						49,760.70
Repairs & Maintenance						3,230.45
Roadgard						—
Seminars & Meetings						5,457.84
Taxes & Licenses						23,048.95
Telephone						14,184.33
Temporary Agency Staff						—
Travel						10,596.29
Utilities						1,838.30
Interest to Finova						—
Payroll Paid TTG						—
Payroll Paid SMC							431,750.16
Restructuring Officer						—
Insurance Renewal						—
Voyager Payment						17,064.00
Pre-Filing Prepays						—
Deposit to Lender						—
US Trustee						—
Bankruptcy Professionals						—
Other						—

Total Other Cash Disbursements	—	—	—	—	44.30	193,817.85	431,750.16

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	44.30	853,825.05	431,750.16

	3,272.61	6,200.15	27,628.68	8,091.27	9,583.56	—	—

Book Balance per bank rec.	3,272.61	6,200.15	27,628.68	8,091.27	9,583.56
	—	—	—	—	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998
Beginning Cash Position	11,074.29	7,415.10	8,298.91	7,815.04	12,273.32	10,546.15	112,345.04

TICO Cash Collected
SM Cash Collected	62,340.61	54,860.27	42,464.37	51,744.42	51,413.28	62,861.06	433,339.04
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	62,340.61	54,860.27	42,464.37	51,744.42	51,413.28	62,861.06	433,339.04

GENERAL LEDGER DEPOSITS AND TRANSFERS	(63,491.18)	(56,585.36)	(45,123.90)	(54,677.84)	(56,835.58)	(65,548.18)	(405,772.64)

Total Cash Receipts and Transfers	(1,150.57)	(1,725.09)	(2,659.53)	(2,933.42)	(5,422.30)	(2,687.12)	27,566.40

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		15.77	51.87			110.23
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	15.77	51.87	—	—	110.23	—

TOTAL ALL CASH DISBURSEMENTS	—	15.77	51.87	—	—	110.23	—

	9,923.72	5,674.24	5,587.51	4,881.62	6,851.02	7,748.80	139,911.44

Book Balance per bank rec.	9,923.72	5,674.24	5,587.51	4,881.62	6,851.02	7,748.80	139,911.44
	—	—	—	—	—	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	562,918.64	—	—	562,918.64

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	2,738,309.56	—	—	2,738,309.56
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	2,738,309.56	—	—	2,738,309.56

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,002,809.00)	431,750.16	—	(1,571,058.84)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	735,500.56	431,750.16	—	1,167,250.72

		—
Cash Disbursements - Loans		—
	—	—
Loan Proceeds Checks	591,776.63	—		591,776.63
Expenses related to Loans	68,230.57	—		68,230.57

Subtotal - Loans	660,007.20	—	—	660,007.20

		—
		—
Cash Disbursements - Other		—
Advertising	3,295.81	—	—	3,295.81
Bank Charges	2,191.93		—	2,191.93
Claims Funding*	37,936.72	—		37,936.72
Company Auto	310.66	—	—	310.66
Computer Costs	1,085.27	—	—	1,085.27
Dues And Subscriptions	1,200.00	—	—	1,200.00
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	11,642.93	—	—	11,642.93
Insurance	1,076.10	—	—	1,076.10
Meals & Entertainment	34.61	—	—	34.61
Miscellaneous	1,841.80	—	—	1,841.80
Office Expense	3,978.50	—	—	3,978.50
Postage	81.43	—	—	81.43
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	6,153.16	—	—	6,153.16
Professional Fees-Ordinary Course	—	—	—	—
Rent	49,760.70	—	—	49,760.70
Repairs & Maintenance	3,230.45	—	—	3,230.45
Roadgard	—	—	—	—
Seminars & Meetings	5,457.84	—	—	5,457.84
Taxes & Licenses	23,048.95	—	—	23,048.95
Telephone	14,184.33	—	—	14,184.33
Temporary Agency Staff	—	—	—	—
Travel	10,596.29	—	—	10,596.29
Utilities	1,838.30	—	—	1,838.30
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	431,750.16	—	431,750.16
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	17,064.00	—	—	17,064.00
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	196,009.78	431,750.16	—	627,759.94

	—		—	—

TOTAL ALL CASH DISBURSEMENTS	856,016.98	431,750.16	—	1,287,767.14

	442,402.22	—	—	442,402.22

Book Balance per bank rec.

In re:	Case No.		03-13212
Southern Finance of South Carolina, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,239,619.55
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,239,619.55

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC		Case #	03-13212
Monthly Court Report for	February-04
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	940,818.59	12,175.30	13,506.34	699,993.07	35,047.84	—	—

	—
TICO Cash Collected	—
SM Cash Collected	3,186,793.66	80,878.79	72,438.70	2,507,361.61	114,211.42
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	3,186,793.66	80,878.79	72,438.70	2,507,361.61	114,211.42	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,274,572.54)	(88,523.25)	(82,167.45)	(2,719,064.59)	(122,872.87)	817,098.02	422,327.53
	—
	—
	—
	—

Total Cash Receipts and Transfers	912,221.12	(7,644.46)	(9,728.75)	(211,702.98)	(8,661.45)	817,098.02	422,327.53

Cash Disbursements - Loans

Loan Proceeds Checks	620,146.76					620,146.76
Expenses related to Loans	65,572.03					65,572.03

Subtotal - Loans	685,718.79					685,718.79

Cash Disbursements - Other
Advertising	3,399.90					3,399.90
Bank Charges	194.00		46.52		43.58
Claims Funding*	14,203.36					14,203.36
Company Auto	374.48					374.48
Computer Costs	15.70					15.70
Dues And Subscriptions	—					—
Employee Reimbursements - collections exp	—					—
Equipment Rental	—					—
Fixed Assets	—					—
Forms & Printing	10,542.53					10,542.53
Insurance	858.52					858.52
Meals & Entertainment	98.50					98.50
Miscellaneous	1,465.00					1,465.00
Office Expense	1,241.48					1,241.48
Postage	4.16					4.16
Prepaid Expenses	2,569.69					2,569.69
Prepaid Software ABS	4,376.55					4,376.55
Professional Fees-Ordinary Course	—					—
Rent	30,297.63					30,297.63
Repairs & Maintenance	3,143.40					3,143.40
Roadgard	—					—
Seminars & Meetings	1,222.24					1,222.24
Taxes & Licenses	15,087.23					15,087.23
Telephone	25,201.77					25,201.77
Temporary Agency Staff	381.00					381.00
Travel	5,023.69					5,023.69
Utilities	11,872.40					11,872.40
Interest to Finova	—					—
Payroll Paid TTG	—					—
Payroll Paid SMC	422,327.53					—	422,327.53
Restructuring Officer	—					—
Insurance Renewal	—					—
Voyager Payment	—					—
Pre-Filing Prepays	—					—
Deposit to Lender	—					—
US Trustee	—					—
Bankruptcy Professionals	—					—
Other	—					—

Total Other Cash Disbursements	553,900.76	—	46.52	—	43.58	131,379.23	422,327.53

TOTAL ALL CASH DISBURSEMENTS	1,239,619.55	—	46.52	—	43.58	817,098.02	422,327.53

	613,420.16	4,530.84	3,731.07	488,290.09	26,342.81	—	—

Book Balance per bank rec.	613,420.16	4,530.84	3,731.07	488,290.09	26,342.81

Case No.            03-13212

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	37,304.37	35,277.01	107,514.66	940,818.59	—	—	940,818.59

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	90,586.17	60,075.12	261,241.85	3,186,793.66	—	—	3,186,793.66
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	90,586.17	60,075.12	261,241.85	3,186,793.66	—	—	3,186,793.66

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(97,602.91)	(66,561.90)	(337,205.12)	(2,696,900.07)	422,327.53	—	(2,274,572.54)
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(7,016.74)	(6,486.78)	(75,963.27)	489,893.59	422,327.53	—	912,221.12

				—
				—
Cash Disbursements - Loans				—

Loan Proceeds Checks				620,146.76			620,146.76
Expenses related to Loans				65,572.03			65,572.03

Subtotal - Loans				685,718.79			685,718.79

Cash Disbursements - Other				—
Advertising				3,399.90			3,399.90
Bank Charges		103.90		194.00	—	—	194.00
Claims Funding*				14,203.36			14,203.36
Company Auto				374.48	—	—	374.48
Computer Costs				15.70	—	—	15.70
Dues And Subscriptions				—	—	—	—
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				—	—	—	—
Forms & Printing				10,542.53	—	—	10,542.53
Insurance				858.52	—	—	858.52
Meals & Entertainment				98.50	—	—	98.50
Miscellaneous				1,465.00	—	—	1,465.00
Office Expense				1,241.48	—	—	1,241.48
Postage				4.16	—	—	4.16
Prepaid Expenses				2,569.69	—	—	2,569.69
Prepaid Software ABS				4,376.55	—	—	4,376.55
Professional Fees-Ordinary Course				—	—	—	—
Rent				30,297.63	—	—	30,297.63
Repairs & Maintenance				3,143.40	—	—	3,143.40
Roadgard				—	—	—	—
Seminars & Meetings				1,222.24	—	—	1,222.24
Taxes & Licenses				15,087.23	—	—	15,087.23
Telephone				25,201.77	—	—	25,201.77
Temporary Agency Staff				381.00	—	—	381.00
Travel				5,023.69	—	—	5,023.69
Utilities				11,872.40	—	—	11,872.40
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				—	422,327.53	—	422,327.53
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				—	—	—	—
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	—	103.90	—	553,900.76	—	—	553,900.76

TOTAL ALL CASH DISBURSEMENTS	—	103.90	—	817,292.02	422,327.53	—	1,239,619.55

	30,287.63	28,686.33	31,551.39	613,420.16	—	—	613,420.16

Book Balance per bank rec.	30,287.63	28,686.33	31,551.39

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	658,865.37
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$658,865.37

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case #	03-13209
Monthly Court Report for	February-04
FED ID#	58-1435012			CLOSED

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Sun Trust #0003601167228	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	43,555.83	12,115.79	31,440.04		—	—

	—
TICO Cash Collected	—
SM Cash Collected	203,064.61	60,340.88	142,723.73
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	203,064.61	60,340.88	142,723.73	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	444,962.88	(60,388.49)	(153,182.01)	—	441,467.61	217,065.77
	—
	—
	—
	—

Total Cash Receipts and Transfers	648,027.49	(47.61)	(10,458.28)	—	441,467.61	217,065.77

Cash Disbursements - Loans

Loan Proceeds Checks	283,365.47				283,365.47
Expenses related to Loans	54,095.79				54,095.79

Subtotal - Loans	337,461.26	—	—	—	337,461.26	—

	—
	—
Cash Disbursements - Other	—
Advertising	447.74				447.74
Bank Charges	331.99	235.99	96.00		—
Claims Funding*	9,752.79				9,752.79
Company Auto	1,163.74				1,163.74
Computer Costs	—				—
Dues And Subscriptions	281.40				281.40
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	851.25				851.25
Forms & Printing	4,865.55				4,865.55
Insurance	492.96				492.96
Meals & Entertainment	129.49				129.49
Miscellaneous	495.00				495.00
Office Expense	1,186.78				1,186.78
Postage	32.53				32.53
Prepaid Expenses	1,418.21				1,418.21
Prepaid Software ABS	2,603.26				2,603.26
Professional Fees-Ordinary Course	—				—
Rent	21,788.48				21,788.48
Repairs & Maintenance	1,761.74				1,761.74
Roadgard	—				—
Seminars & Meetings	1,192.71				1,192.71
Taxes & Licenses	18,742.02				18,742.02
Telephone	25,257.55				25,257.55
Temporary Agency Staff	—				—
Travel	5,383.19				5,383.19
Utilities	6,159.96				6,159.96
Interest to Finova	—				—
Payroll Paid TTG	—				—
Payroll Paid SMC	217,065.77				—	217,065.77
Restructuring Officer	—				—
Insurance Renewal	—				—
Voyager Payment	—				—
Pre-Filing Prepays	—				—
Deposit to Lender	—				—
US Trustee	—				—
Bankruptcy Professionals	—				—
Other	—				—

Total Other Cash Disbursements	321,404.11	235.99	96.00	—	104,006.35	217,065.77

TOTAL ALL CASH DISBURSEMENTS	658,865.37	235.99	96.00	—	441,467.61	217,065.77

	32,717.95	11,832.19	20,885.76	—	—	—

Book Balance per bank rec.	32,717.95	11,832.19	20,885.76	—

Case No.            03-13209

	Operating	Payroll	Other	Total
Beginning Cash Position	43,555.83	—	—	43,555.83

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	203,064.61	—	—	203,064.61
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	203,064.61	—	—	203,064.61

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	227,897.11	217,065.77	—	444,962.88
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	430,961.72	217,065.77	—	648,027.49

Cash Disbursements - Loans	—

Loan Proceeds Checks	283,365.47			283,365.47
Expenses related to Loans	54,095.79			54,095.79

Subtotal - Loans	337,461.26	—	—	337,461.26

	—
	—
Cash Disbursements - Other	—
Advertising	447.74			447.74
Bank Charges	331.99	—	—	331.99
Claims Funding*	9,752.79			9,752.79
Company Auto	1,163.74	—	—	1,163.74
Computer Costs	—	—	—	—
Dues And Subscriptions	281.40	—	—	281.40
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	851.25	—	—	851.25
Forms & Printing	4,865.55	—	—	4,865.55
Insurance	492.96	—	—	492.96
Meals & Entertainment	129.49	—	—	129.49
Miscellaneous	495.00	—	—	495.00
Office Expense	1,186.78	—	—	1,186.78
Postage	32.53	—	—	32.53
Prepaid Expenses	1,418.21	—	—	1,418.21
Prepaid Software ABS	2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—	—	—	—
Rent	21,788.48	—	—	21,788.48
Repairs & Maintenance	1,761.74	—	—	1,761.74
Roadgard	—	—	—	—
Seminars & Meetings	1,192.71	—	—	1,192.71
Taxes & Licenses	18,742.02	—	—	18,742.02
Telephone	25,257.55	—	—	25,257.55
Temporary Agency Staff	—	—	—	—
Travel	5,383.19	—	—	5,383.19
Utilities	6,159.96	—	—	6,159.96
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	217,065.77	—	217,065.77
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	104,338.34	217,065.77	—	321,404.11

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	441,799.60	217,065.77	—	658,865.37

	32,717.95	—	—	32,717.95

Book Balance per bank rec.

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	656,357.72
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$656,357.72

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.		Case #	03-13213	Case No.	03-13213
Monthly Court Report for	February-04
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	656,357.72	—	465,223.54	191,134.18	465,223.54	191,134.18	—	656,357.72
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	656,357.72	—	465,223.54	191,134.18	465,223.54	191,134.18	—	656,357.72

Cash Disbursements - Loans

Loan Proceeds Checks	316,070.36		316,070.36		316,070.36			316,070.36
Expenses related to Loans	42,576.75		42,576.75		42,576.75			42,576.75

Subtotal - Loans	358,647.11	—	358,647.11	—	358,647.11	—	—	358,647.11

			—		—			—
			—		—			—
Cash Disbursements - Other			—		—			—
Advertising	1,754.44		1,754.44		1,754.44			1,754.44
Bank Charges	—		—		—	—	—	—
Claims Funding*	32,203.53		32,203.53		32,203.53			32,203.53
Company Auto	350.00		350.00		350.00	—	—	350.00
Computer Costs	—		—		—	—	—	—
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	—		—		—	—	—	—
Fixed Assets	—		—		—	—	—	—
Forms & Printing	6,682.99		6,682.99		6,682.99	—	—	6,682.99
Insurance	525.02		525.02		525.02	—	—	525.02
Meals & Entertainment	—		—		—	—	—	—
Miscellaneous	720.55		720.55		720.55	—	—	720.55
Office Expense	1,480.48		1,480.48		1,480.48	—	—	1,480.48
Postage	—		—		—	—	—	—
Prepaid Expenses	2,063.72		2,063.72		2,063.72	—	—	2,063.72
Prepaid Software ABS	2,721.59		2,721.59		2,721.59	—	—	2,721.59
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	19,916.05		19,916.05		19,916.05	—	—	19,916.05
Repairs & Maintenance	1,982.70		1,982.70		1,982.70	—	—	1,982.70
Roadgard	—		—		—	—	—	—
Seminars & Meetings	631.29		631.29		631.29	—	—	631.29
Taxes & Licenses	4,739.67		4,739.67		4,739.67	—	—	4,739.67
Telephone	19,976.74		19,976.74		19,976.74	—	—	19,976.74
Temporary Agency Staff	—		—		—	—	—	—
Travel	2,640.98		2,640.98		2,640.98	—	—	2,640.98
Utilities	8,186.68		8,186.68		8,186.68	—	—	8,186.68
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	191,134.18		—	191,134.18	—	191,134.18	—	191,134.18
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	—		—		—	—	—	—
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	297,710.61	—	106,576.43	191,134.18	106,576.43	191,134.18	—	297,710.61

TOTAL ALL CASH DISBURSEMENTS	656,357.72	—	465,223.54	191,134.18	465,223.54	191,134.18	—	656,357.72

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	506,916.06
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$506,916.06

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case #	03-13206
Monthly Court Report for	February-04
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	277,223.86	77,925.32	57,630.42	—	—

	—
TICO Cash Collected	—
SM Cash Collected	713,746.27	42,441.00	31,416.75
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	713,746.27	42,441.00	31,416.75	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(279,478.59)	(45,000.00)	(35,000.00)	382,723.81	124,174.26
	—
	—
	—
	—

Total Cash Receipts and Transfers	434,267.68	(2,559.00)	(3,583.25)	382,723.81	124,174.26

Cash Disbursements - Loans

Loan Proceeds Checks	292,121.18			292,121.18
Expenses related to Loans	30,482.38			30,482.38

Subtotal - Loans	322,603.56	—	—	322,603.56	—

Cash Disbursements - Other
Advertising	1,595.41			1,595.41
Bank Charges	17.99		17.99	—
Claims Funding*	9,762.87			9,762.87
Company Auto	101.55			101.55
Computer Costs	—			—
Dues And Subscriptions	—			—
Employee Reimbursements - collections exp	—			—
Equipment Rental	—			—
Fixed Assets	—			—
Forms & Printing	2,979.77			2,979.77
Insurance	288.97			288.97
Meals & Entertainment	4.80			4.80
Miscellaneous	309.41			309.41
Office Expense	897.56			897.56
Postage	41.58			41.58
Prepaid Expenses	—			—
Prepaid Software ABS	1,656.62			1,656.62
Professional Fees-Ordinary Course	—			—
Rent	16,565.92			16,565.92
Repairs & Maintenance	533.57			533.57
Roadgard	—			—
Seminars & Meetings	—			—
Taxes & Licenses	8,999.11			8,999.11
Telephone	9,161.54			9,161.54
Temporary Agency Staff	—			—
Travel	3,520.91			3,520.91
Utilities	3,700.66			3,700.66
Interest to Finova	—			—
Payroll Paid TTG	—			—
Payroll Paid SMC	124,174.26			—	124,174.26
Restructuring Officer	—			—
Insurance Renewal	—			—
Voyager Payment	—			—
Pre-Filing Prepays	—			—
Deposit to Lender	—			—
US Trustee	—			—
Bankruptcy Professionals	—			—
Other	—			—

Total Other Cash Disbursements	184,312.50	—	17.99	60,120.25	124,174.26

TOTAL ALL CASH DISBURSEMENTS	506,916.06	—	17.99	382,723.81	124,174.26

	204,575.48	75,366.32	54,029.18	—	—

Book Balance per bank rec.	204,575.48	75,366.32	54,029.18	—	—

Case No.            03-13206

	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	141,668.12	277,223.86	—	—	277,223.86

		—	—	—	—
TICO Cash Collected		—	—	—	—
SM Cash Collected	639,888.52	713,746.27	—	—	713,746.27
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		—	—	—	—

SUBTOTAL	639,888.52	713,746.27	—	—	713,746.27

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(706,376.66)	(403,652.85)	124,174.26	—	(279,478.59)
		—	—	—	—
		—	—	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	(66,488.14)	310,093.42	124,174.26	—	434,267.68

Cash Disbursements - Loans		—

Loan Proceeds Checks		292,121.18			292,121.18
Expenses related to Loans		30,482.38			30,482.38

Subtotal - Loans	—	322,603.56	—	—	322,603.56

		—
		—
Cash Disbursements - Other		—
Advertising		1,595.41			1,595.41
Bank Charges		17.99	—	—	17.99
Claims Funding*		9,762.87			9,762.87
Company Auto		101.55	—	—	101.55
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		—	—	—	—
Equipment Rental		—	—	—	—
Fixed Assets		—	—	—	—
Forms & Printing		2,979.77	—	—	2,979.77
Insurance		288.97	—	—	288.97
Meals & Entertainment		4.80	—	—	4.80
Miscellaneous		309.41	—	—	309.41
Office Expense		897.56	—	—	897.56
Postage		41.58	—	—	41.58
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		1,656.62	—	—	1,656.62
Professional Fees-Ordinary Course		—	—	—	—
Rent		16,565.92	—	—	16,565.92
Repairs & Maintenance		533.57	—	—	533.57
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		8,999.11	—	—	8,999.11
Telephone		9,161.54	—	—	9,161.54
Temporary Agency Staff		—	—	—	—
Travel		3,520.91	—	—	3,520.91
Utilities		3,700.66	—	—	3,700.66
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	124,174.26	—	124,174.26
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other		—	—	—	—

Total Other Cash Disbursements	—	60,138.24	124,174.26	—	184,312.50

		—

TOTAL ALL CASH DISBURSEMENTS	—	382,741.80	124,174.26	—	506,916.06

	75,179.98	204,575.48	—	—	204,575.48

Book Balance per bank rec.	75,179.98

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	846,951.54
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$846,951.54

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	February-04
FED ID#	57-0997623

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(341,528.63)	492,165.36	(795,654.17)	(38,039.82)	(341,528.63)	—	—	(341,528.63)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	3,930,162.55	3,930,162.55			3,930,162.55	—	—	3,930,162.55
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	299,110.37	299,110.37			299,110.37	—	—	299,110.37

SUBTOTAL	4,229,272.92	4,229,272.92	—	—	4,229,272.92	—	—	4,229,272.92

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,569,885.31)	(4,291,192.37)	557,871.14	163,435.92	(3,733,321.23)	163,435.92	—	(3,569,885.31)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	659,387.61	(61,919.45)	557,871.14	163,435.92	495,951.69	163,435.92	—	659,387.61

Cash Disbursements - Loans

Loan Proceeds Checks	—				—
Expenses related to Loans	19.08		19.08		19.08			19.08

Subtotal - Loans	19.08	—	19.08	—	19.08	—	—	19.08

Cash Disbursements - Other	—				—
Advertising	13,550.40		13,550.40		13,550.40			13,550.40
Bank Charges	5.00		5.00		5.00	—	—	5.00
Claims Funding*	18,066.58		18,066.58		18,066.58			18,066.58
Company Auto	2,541.55		2,541.55		2,541.55	—	—	2,541.55
Computer Costs	3,082.83		3,082.83		3,082.83	—	—	3,082.83
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	354.08		354.08		354.08	—	—	354.08
Equipment Rental	2,836.44		2,836.44		2,836.44	—	—	2,836.44
Fixed Assets	—		—		—	—	—	—
Forms & Printing	4,496.53		4,496.53		4,496.53	—	—	4,496.53
Insurance	14,207.41		14,207.41		14,207.41	—	—	14,207.41
Meals & Entertainment	3,742.21		3,742.21		3,742.21	—	—	3,742.21
Miscellaneous	287.30		287.30		287.30	—	—	287.30
Office Expense	16,832.92		16,832.92		16,832.92	—	—	16,832.92
Postage	9,488.49		9,488.49		9,488.49	—	—	9,488.49
Prepaid Expenses	5,421.54		5,421.54		5,421.54	—	—	5,421.54
Prepaid Software ABS	162.49		162.49		162.49	—	—	162.49
Professional Fees-Ordinary Course	469.00		469.00		469.00	—	—	469.00
Rent	16,607.60		16,607.60		16,607.60	—	—	16,607.60
Repairs & Maintenance	1,294.31		1,294.31		1,294.31	—	—	1,294.31
Roadgard	—		—		—	—	—	—
Seminars & Meetings	26,830.59		26,830.59		26,830.59	—	—	26,830.59
Taxes & Licenses	4,021.46		4,021.46		4,021.46	—	—	4,021.46
Telephone	6,708.89		6,708.89		6,708.89	—	—	6,708.89
Temporary Agency Staff	7,616.15		7,616.15		7,616.15	—	—	7,616.15
Travel	6,622.27		6,622.27		6,622.27	—	—	6,622.27
Utilities	—		—		—	—	—	—
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	194,012.12		—	194,012.12	—	194,012.12	—	194,012.12
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	487,674.30		487,674.30		487,674.30	—	—	487,674.30
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	846,932.46	—	652,920.34	194,012.12	652,920.34	194,012.12	—	846,932.46

					—	—	—	—
TOTAL ALL CASH DISBURSEMENTS	846,951.54	—	652,939.42	194,012.12	652,939.42	194,012.12	—	846,951.54

	(529,092.56)	430,245.91	(890,722.45)	(68,616.02)	(498,516.36)	(30,576.20)	—	(529,092.56)

Book Balance per bank rec.	(529,092.56)	430,245.91	(890,722.45)	(68,616.02)

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant		Case #	03-13207	Case No.	03-13207
Monthly Court Report for	February-04
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	February-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Lousiana - InActive		Case #	03-13210	Case No.	03-13210
Monthly Court Report for	February-04
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	February-04

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES

Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD

Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory

Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES

Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE

Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS

Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	FORM MOR-2

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	February-04

STATEMENT OF OPERATIONS - continuation sheet

	Month	Cumulative Filing to Date
BREAKDOWN OF OTHER CATEGORY

Other Costs

Total Other Costs	$0.00	$0.00

Other Operational Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru February 28, 2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	243,685	6,454	—	15,657,641	—	—	15,907,779	67.7%	5,126,282	21,034,060
I/B Income	—	—	—	—	—	—	—	0.0%	1,737,259	1,737,259
Fee Income	202,788	105,384	—	1,621,480	—	—	1,929,652	8.2%	27,374	1,957,026
Late Charges	51,148	—	—	1,158,092	—	—	1,209,240	5.1%	638,285	1,847,524

Total Interest Income	497,620	111,838	—	18,437,213	—	—	19,046,670	81.0%	7,529,198	26,575,869

Interest Expense	69,499	25,370	0	1,130,041	(73,483)	—	1,151,427	4.9%	1,969,394	3,120,821

Net Interest Income	428,121	86,468	(0)	17,307,171	73,483	—	17,895,243	76.1%	5,559,804	23,455,048

Provision for Loan Losses
P&L Recoveries	(5,918)	—	—	(196,933)	—	—	(202,851)	-0.9%	(435,617)	(638,469)
Reserves	—	25,000	—	(335,344)	—	—	(310,344)	-1.3%	3,161,859	2,851,515
Cash	223,167	—	1,370	5,469,774	—	—	5,694,310	24.2%	12,920,814	18,615,124

Total Provision	217,248	25,000	1,370	4,937,497	—	—	5,181,115	22.0%	15,647,057	20,828,171

Net Interest included Provision	210,873	61,468	(1,370)	12,369,675	73,483	—	12,714,129		(10,087,252)	2,626,877

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	3,029,833	—	—	3,029,833	12.9%	957,560	3,987,393
Insurance Commissions	—	—	1,191,866	(426,939)	—	—	764,927	3.3%	20,203	785,130
Earned Insurance	—	—	—	—	—	—	—	0.0%	222,487	222,487
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	336	75,642	—	—	75,978	0.3%	—	75,978
Other Income	—	61,232	85,623	280,328	170,005	—	597,188	2.5%	432,018	1,029,206

Total Direct Income	—	61,232	1,277,825	2,958,865	170,005	—	4,467,926	19.0%	1,632,268	6,100,194

Total Revenue	497,620	173,069	1,277,825	21,396,077	170,005	—	23,514,596	100.0%	9,161,466	32,676,062

Expenses

Personnel
Salaries & Wages	33,944	51,714	564,564	5,622,066	574,028	—	6,846,316	29.1%	2,140,403	8,986,719
Commissions/Bonus	—	10,764	161,322	304,825	88,923	—	565,833	2.4%	98,595	664,428
Benefits	3,225	4,464	59,916	446,032	27,695	—	541,332	2.3%	229,693	771,025
Taxes	2,849	5,122	59,697	571,072	40,621	—	679,361	2.9%	279,295	958,656
Other	—	—	10,146	58,321	30,479	—	98,946	0.4%	57,765	156,711

Total Personnel	40,017	72,062	855,645	7,002,315	761,747	—	8,731,787	37.1%	2,805,752	11,537,539

Building
Rent	80	3,200	91,755	825,872	53,546	—	974,453	4.1%	424,629	1,399,082
Utilities	—	0	16,842	189,717	15,731	—	222,290	0.9%	69,045	291,335
Depreciation	8,164	969	45,623	294,838	90,366	—	439,961	1.9%	223,889	663,850
Other	428	257	—	43,376	12,079	—	56,139	0.2%	109,340	165,479

Total Building	8,672	4,426	154,221	1,353,803	171,722	—	1,692,843	7.2%	826,902	2,519,746

Telecommunications
Telephone	2,608	2,429	32,619	380,569	53,903	—	472,128	2.0%	187,099	659,227
Computers	6,997	862	43,602	106,440	33,159	—	191,059	0.8%	70,084	261,143
Office Expense	866	415	16,583	350,964	23,580	—	392,408	1.7%	91,107	483,515
Other	—	—	(551)	—	—	—	(551)	0.0%	—	(551)

Total Telecommunications	10,471	3,706	92,253	837,973	110,641	—	1,055,043	4.5%	348,290	1,403,333

Advertising	—	113	16,270	457,661	23,589	—	497,633	2.1%	140,653	638,286
Reinsurance Claims Expense	—	—	—	421,446	—	—	421,446	1.8%	280,655	702,101
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	186,036	186,036
Professional Fees	1,756	994	6,754	27,676	1,631,395	—	1,668,574	7.1%	60,593	1,729,168
Collection Expense	786	—	—	15,953	—	—	16,738	0.1%	243,071	259,809
Travel	—	4,160	7,791	339,883	100,908	—	452,742	1.9%	123,982	576,724
Office Expense	9,897	817	20,723	250,628	50,705	—	332,770	1.4%	157,915	490,686
Entertainment	—	68	—	173,891	35	—	173,995	0.7%	64	174,059
Amortization	—	—	43,353	91,761	—	—	135,114	0.6%	27,121	162,235
Taxes & Licenses	2,472	1,555	9,298	99,284	13,891	—	126,500	0.5%	96,906	223,405
Other	(3,583)	12,418	110,626	788,531	88,216	—	996,207	4.2%	629,926	1,626,133

Total Other Expense	8,786	14,858	184,000	1,404,095	152,847	—	1,764,587	7.5%	911,932	2,676,518

Total Direct Expense	357,236	150,689	1,318,303	17,928,341	2,879,366	—	22,633,935	96.3%	23,544,316	46,178,251

Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	-0.2%	42,497	0

Net Income Before Taxes	140,384	22,380	(55,576)	3,445,878	(2,629,909)	—	923,158	3.9%	(14,425,346)	(13,502,189)

Income Tax (34%)	—	—	11,949	931,663	(1,801,544)	—	(857,933)	-3.6%	(418,766)	(1,276,699)

Net Income	140,384	22,380	(67,524)	2,514,215	(828,365)	—	1,781,090	7.6%	(14,006,580)	(12,225,490)

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	February-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS

Current Assets

Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)

Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	February-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS

Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY

Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet excluding Non Bankrupt Companies

2/29/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops
Assets
Cash/Investments	(40,913)	(3,642)	(116,138)	887,461	37,049,825	—	37,776,593
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688
Finance Receivables, GROSS	3,852,887	1,498,905	—	71,433,214	—	—	76,785,006
Loans Held for Sale	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—
Unearned Interest	(106,362)	—	—	(11,344,244)	—	—	(11,450,606)
Loss Reserve	(317,000)	(225,000)	—	(4,993,582)	(25,000)	—	(5,560,582)
Unearned Insurance	—	—	—	(727,951)	—	—	(727,951)
Dealer Holdback	—	—	—	—	—	—	—
Premises and Equipment, GROSS	206,231	71,891	1,158,695	6,497,164	1,078,890	—	9,012,871
Accumulated Depreciation	(173,901)	(69,365)	(1,019,002)	(4,162,384)	(638,172)	—	(6,062,824)
Accounts Receivable	75,946	—	278,877	116,424	—	—	471,247
Repossessed Automobiles	—	—	—	—	—	—	—
Intercompany Balance	(2,766,379)	(994,106)	(6,604,673)	(39,050,777)	164,175,359	(6,248,675)	108,510,749
Goodwill	348,938	—	353,379	19,376,269	—	—	20,078,587
Other Intangible Assets	—	—	2,030,601	2,361	—	—	2,032,963
Accumulated Amortization	(220,994)	—	(1,196,381)	(1,363,562)	—	—	(2,780,937)
Memo Assets	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—
DAC Commissions	—	—	—	—	—	—	—
Prepaid Assets	1,533	1,598	145,999	841,805	4,315,378	—	5,306,313
Other Assets	—	—	198,105	(158,074)	252,508	—	292,539

Total Assets	859,985	280,280	(4,770,538)	37,354,126	230,466,396	(18,309,595)	245,880,654

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,787,027	—	2,788,537
Notes Payable	—	—	67,738	—	107,500,000	—	107,567,738
Subordinated Notes Payable	—	—	—	—	120,877,506	—	120,877,506
Accounts Payable	4,236	1,509	128,515	1,173,126	125,341	—	1,432,727
Employee Savings	—	—	—	289	1,060,228	—	1,060,516
Income Taxes Payable	—	—	11,949	828,837	(5,160,600)	—	(4,319,814)
Claims Reserves	—	—	—	—	—	—	—
Accrued Liabilities - Other	39,368	5,905	37,807	1,971,083	735,194	—	2,789,358
Other Liabilities	313,543	138,233	87,972	250,197	101,163	—	891,108

Total Liabilities	357,147	145,647	335,491	4,223,532	228,025,860	—	233,087,676

Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,585	8,835,246	(3,319,685)	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)
Retained Earnings	(310,603)	128,015	(6,334,675)	33,444,307	(4,843,045)	(18,010,334)	4,073,664
Equity in Subsidiary	—	—	—	—	—	—	—
Current Year Income (Loss)	37,441	6,619	19,914	1,370,759	(1,185,268)	—	249,466

Total Stockholders’ Equity	502,838	134,634	(5,106,028)	33,130,595	2,440,536	(18,309,595)	12,792,978

Total Liabilities & Stockholders’ Equity	859,985	280,280	(4,770,538)	37,354,126	230,466,396	(18,309,595)	245,880,654

	Discontinued Operations
	TICO	Reinsurance	Total Disc. Ops	Total Company
Assets
Cash/Investments	2,059,531	—	2,059,531	39,836,124
Restricted Cash	—	—	—	12,196,688
Finance Receivables, GROSS	102,340,359	—	102,340,359	179,125,365
Loans Held for Sale	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—
Unearned Interest	(12,431,715)	—	(12,431,715)	(23,882,321)
Loss Reserve	(11,013,024)	—	(11,013,024)	(16,573,607)
Unearned Insurance	(1,381,225)	(3,160,168)	(4,541,393)	(5,269,344)
Dealer Holdback	(691,843)	—	(691,843)	(691,843)
Premises and Equipment, GROSS	4,919,707	—	4,919,707	13,932,578
Accumulated Depreciation	(3,871,420)	—	(3,871,420)	(9,934,244)
Accounts Receivable	823,065	(970,724)	(147,659)	323,588
Repossessed Automobiles	254,492	—	254,492	254,492
Intercompany Balance	(115,488,839)	6,978,090	(108,510,749)	—
Goodwill	13,662,106	—	13,662,106	33,740,693
Other Intangible Assets	—	—	—	2,032,963
Accumulated Amortization	(1,121,146)	—	(1,121,146)	(3,902,083)
Memo Assets	—	—	—	—
Investment In Subsidiary	—	—	—	—
DAC Commissions	—	723,742	723,742	723,742
Prepaid Assets	483,765	—	483,765	5,790,078
Other Assets	37,803	323,697	361,500	654,039

Total Assets	(21,418,383)	3,894,637	(17,523,746)	228,356,908

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	32,347	—	32,347	2,820,884
Notes Payable	—	—	—	107,567,738
Subordinated Notes Payable	1,896,058	—	1,896,058	122,773,564
Accounts Payable	562,792	326,951	889,744	2,322,470
Employee Savings	—	—	—	1,060,516
Income Taxes Payable	(400,415)	102,825	(297,590)	(4,617,403)
Claims Reserves	—	217,396	217,396	217,396
Accrued Liabilities - Other	510,376	8,171	518,547	3,307,905
Other Liabilities	50,942	780,249	831,191	1,722,298

Total Liabilities	2,652,101	1,435,592	4,087,693	237,175,369

Stockholders’ Equity
Preferred Stock	—	—	—	8,804
Common Stock	—	—	—	68,670
Additional Paid in Capital	—	—	—	8,835,146
Dividends	—	—	—	(442,773)
Retained Earnings	(23,179,341)	2,094,482	(21,084,859)	(17,011,195)
Equity in Subsidiary	—	—	—	—
Current Year Income (Loss)	(891,143)	364,563	(526,580)	(277,113)

Total Stockholders’ Equity	(24,070,484)	2,459,045	(21,611,439)	(8,818,460)

Total Liabilities & Stockholders’ Equity	(21,418,383)	3,894,637	(17,523,746)	228,356,908

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company

Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112

Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	38021

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*

Withholding	0	$200,332.06	$200,332.06	Bi-Weekly	EFT	0
FICA-Employee	0	$182,820.68	$182,820.68	Bi-Weekly	EFT	0
FICA-Employer	0	$137,063.08	$137,063.08	Bi-Weekly	EFT	0
Unemployment	0	$17,783.95	$17,783.95	Bi-Weekly	EFT	0
Income	0
Other:	0

Total Federal Taxes	$0.00	$537,999.77	$537,999.77	$0.00		$0.00

State and Local

Withholding	0	$82,658.45	$82,658.45	Bi-Weekly		0
Sales	0			None
Excise	0			N/A
Unemployment	0	$55,241.55	$55,241.55	Bi-Weekly		0
Real Property	0	$2,649.52	$2,649.52
Personal Property	0	$9,618.02	$9,618.02

Other:	0	$61,486.39	$61,486.39	Bi-Weekly		0

Total State and Local Taxes	$0.00	$211,653.93	$211,653.93	$0.00		$0.00

TOTAL TAXES		$749,653.70	$749,653.70			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	124,543	0				124,543
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$124,543.02	$0.00	$0.00	$0.00	$0.00	$124,543.02

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	February-04

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC
Beginning Cash Position	(4,394.79)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
TRANSFERS TO OTHER ACCOUNTS	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,052,519.99	14,250.94	15,935.14	98,414.48	149,907.26	27,092.11	75,740.66	7,848.32
Outstanding Checks - Adjustment	(7,090.80)
	0.00
	0.00

	0.00
	0.00

Total Cash Receipts and Transfers	1,045,429.19	14,250.94	15,935.14	98,414.48	149,907.26	27,092.11	75,740.66	7,848.32

Cash Disbursements
Advertising	0.00
Bank Charges	0.00
Claims Funding*	0.00
Company Auto	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00
Equipment Rental	0.00
Fixed Assets	0.00
Forms & Printing	0.00
Insurance	0.00
Meals & Entertainment	0.00
Miscellaneous	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00
Prepaid Software ABS	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00
Roadgard	0.00
Seminars & Meetings	0.00
Taxes & Licenses	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	1,100,279.83	14,250.94	15,935.14	98,414.48	149,907.26	27,092.11	75,740.66	7,848.32
Employee Witholding of Insurance/etc	(56,672.00)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	4,517.37
	0.00
	0.00
	0.00
	0.00
	0.00

	1,048,125.20	14,250.94	15,935.14	98,414.48	149,907.26	27,092.11	75,740.66	7,848.32

	(7,090.80)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	0.00	0.00	0.00	0.00	0.00	0.00	(4,394.79)

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TRANSFERS TO OTHER ACCOUNTS
GENERAL LEDGER DEPOSITS AND TRANSFERS	239,015.67	27,057.52	113,124.94	8,145.60	15,250.12	172,962.36	87,774.87
Outstanding Checks - Adjustment							(7,090.80)

Total Cash Receipts and Transfers	239,015.67	27,057.52	113,124.94	8,145.60	15,250.12	172,962.36	80,684.07

Cash Disbursements
Advertising
Bank Charges	0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance
Meals & Entertainment	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00	0.00	0.00		0.00
Office Expense
Postage
Prepaid Expenses	0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance	0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00	0.00	0.00	0.00	0.00		0.00
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG	239,015.67	27,057.52	113,124.94	8,145.60	15,250.12	172,962.36	135,534.71
Employee Witholding of Insurance/etc							(56,672.00)
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other							4,517.37

	239,015.67	27,057.52	113,124.94	8,145.60	15,250.12	172,962.36	83,380.08

	0.00	0.00	0.00	0.00	0.00	0.00	(7,090.80)

							(7,090.80)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(4,394.79)	0.00	(4,394.79)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
TRANSFERS TO OTHER ACCOUNTS	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	1,052,519.99	0.00	1,052,519.99
Outstanding Checks - Adjustment	0.00	(7,090.80)	0.00	(7,090.80)
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	1,045,429.19	0.00	1,045,429.19

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	1,100,279.83		1,100,279.83
Employee Witholding of Insurance/etc	0.00	(56,672.00)		(56,672.00)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	4,517.37			4,517.37
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	4,517.37	1,043,607.83	0.00	1,048,125.20

	(4,517.37)	(2,573.43)	0.00	(7,090.80)

PAYROLL - THE THAXTON GROUP
	Period Ending 2/6/2004	Period Ending 2/20/2004	Total
Corporate
Salary expense	$61,916.44	$61,312.87	$123,229.31
FICA/FUTA/SUTA	$5,489.78	$5,241.81	$10,731.59
401(k) match	$597.14	$597.01	$1,194.15
Overtime	$198.53	$181.13	$379.66
	$—	$—

Total	$68,201.89	$67,332.82	$135,534.71

Tico Premium
Salary expense	$3,666.52	$3,666.52	$7,333.04
FICA/FUTA/SUTA	$355.41	$362.35	$717.76
401(k) match	$47.40	$47.40	$94.80

Total	$4,069.33	$4,076.27	$8,145.60

Commercial Lending
Salary expense	$6,064.22	$6,064.22	$12,128.44
FICA/FUTA/SUTA	$718.89	$562.73	$1,281.62
401(k) match	$165.35	$118.68	$284.03
Commissions	$1,556.03	$—	$1,556.03

Total	$8,504.49	$6,745.63	$15,250.12

Thaxton Insurance Group
Salary expense	$62,499.31	$67,907.42	$130,406.73
FICA/FUTA/SUTA	$6,254.49	$9,027.50	$15,281.99
401(k) match	$975.69	$1,420.30	$2,395.99
Overtime	$1,219.21	$1,516.79	$2,736.00
Commissions	$—	$16,826.65	$197,612.15
Bonus	$30.00	$5,285.00	$5,315.00

Total	$70,978.70	$101,983.66	$172,962.36

Tico
Salary expense	$300,658.25	$293,798.61	$594,456.86
FICA/FUTA/SUTA	$33,478.16	$38,075.17	$71,553.33
401(k) match	$1,464.11	$1,436.07	$2,900.18
Overtime	$21,293.94	$16,805.30	$38,099.24
Commissions	$—	$—	$—
Bonus	$1,054.16	$60,323.27	$61,377.43

Total	$357,948.62	$410,438.42	$768,387.04

Period Total	$509,703.03	$590,576.80	$1,100,279.83

Tax levy			$—
Employee savings			$—
Checks			$—
Manual checks			$—
401(k) payable	$(11,231.98)	$(12,946.44)	$(24,178.42)
Payable to reimbursement	$(1,204.65)	$(1,843.11)	$(3,047.76)
Avance			$—
Dental insurance	$(1,019.22)	$(1,026.92)	$(2,046.14)
Cancer insurance	$(740.18)	$(792.81)	$(1,532.99)
Life insurance	$(1,108.15)	$(1,223.99)	$(2,332.14)
Contingent health liability	$(11,865.23)	$(11,789.35)	$(23,654.58)
Other deductions	$120.03		$120.03
Company car			$—

	$482,653.65	$560,954.18	$1,043,607.83
	$(27,049.38)	$(29,622.62)	$(56,672.00)

Net Checks	$31,820.10	$30,364.65	$62,184.75
Direct Deposits	$298,506.83	$300,448.65	$598,955.48
Wage Garnishments	$1,491.59	1,581.45	$3,073.04
Federal Tax	$44,636.58	50,080.54	$94,717.12
EE SS Tax	$27,665.82	32,190.08	$59,855.90
ER SS Tax	$27,685.83	32,190.03	$59,875.86
EE Med Tax	$6,470.20	7,628.34	$14,098.54
ER Med Tax	$6,470.23	7,628.31	$14,098.54
State/local Tax	$21,399.71	24,508.97	$45,908.68
Futa	$3,186.02	3,359.79	$6,545.81
Suta	$8,974.66	10,191.43	$19,166.09
Adjustments	$4,346.08	60,781.94	$65,128.02

GRAND TOTAL	$482,653.65	560,954.18	$1,043,607.83

reconciliation	$—	$—	$—
Accrual	$27,049.38	$29,622.62	$56,672.00

PAYROLL - TICO
	Period Ending 2/6/2004	Period Ending 2/20/2004	Total
SC/VA
Salary expense	$94,582.95	$89,788.65	$184,371.60
FICA/FUTA/SUTA	$10,689.46	$11,709.33	$22,398.79
401(k) match	$367.79	$360.84	$728.63
Overtime	$8,942.44	$7,945.29	$16,887.73
Commissions	$—	$—	$—
Bonus	$—	$14,628.92	$14,628.92

Total	$114,582.64	$124,433.03	$239,015.67

AL
Salary expense	$5,906.17	$6,321.18	$12,227.35
FICA/FUTA/SUTA	$569.48	$618.58	$1,188.06
SUBTOTAL	$—	$—	$267,060.00
401(k) match	$362.70	$472.83	$835.53
Overtime	$—	$—	$—
Commissions	$—	$—	$—

Total	$6,838.35	$7,412.59	$14,250.94

NC
Salary expense	$10,910.05	$10,791.15	$21,701.20
FICA/FUTA/SUTA	$1,253.75	$1,364.74	$2,618.49
401(k) match	$176.45	$169.43	$345.88
Overtime	$628.02	$898.52	$1,526.54
Commissions	$—	$—	$—
Bonus	$—	$900.00	$900.00

Total	$12,968.27	$14,123.84	$27,092.11

GA
Salary expense	$6,464.21	$7,077.59	$13,541.80
FICA/FUTA/SUTA	$587.03	$707.43	$1,294.46
401(k) match	$—	$—	$—
Overtime	$575.40	$173.48	$748.88
Commissions	$—	$—	$—
Bonus	$—	$350.00	$350.00

Total	$7,626.64	$8,308.50	$15,935.14
MS
Salary expense	$55,785.82	$56,115.93	$111,901.75
FICA/FUTA/SUTA	$5,779.54	$7,010.29	$12,789.83
401(k) match	$73.68	$74.20	$147.88
Overtime	$6,050.35	$3,966.28	$10,016.63
Commissions	$—	$—	$—
Bonus	$125.88	$14,925.29	$15,051.17

Total	$67,815.27	$82,091.99	$149,907.26

PAYROLL - TICO

	Period Ending 2/6/2004	Period Ending 2/20/2004	Total
OH
Salary expense	$26,520.20	$26,999.61	$53,519.81
FICA/FUTA/SUTA	$3,924.41	$4,867.84	$8,792.25
401(k) match	$92.03	$89.63	$181.66
Overtime	$2,657.557	$1,870.46	$4,528.03
Commissions	$—	$—	$—
Bonus	$672.10	$8,046.81	$8,718.91

Total	$33,866.31	$41,874.35	$75,740.66

KY
Salary expense	$34,646.42	$33,433.90	$68,080.32
FICA/FUTA/SUTA	$3,760.27	$5,478.68	$9,238.95
401(k) match	$161.32	$136.95	$298.27
Overtime	$1,537.42	$1,175.82	$2,713.24
Commissions	$—	$—	$—
Bonus	$133.70	$17,950.00	$18,083.70

Total	$40,239.13	$58,175.35	$98,414.48

TN
Salary expense	$11,137.46	$10,147.40	$21,284.86
FICA/FUTA/SUTA	$1,287.69	$1, 454.55	$2,742.24
401(k) match	$—	$—	$—
Overtime	$540.04	$268.13	$808.17
Commissions	$—	$—	$—
Bonus	$—	$2,222.25	$2,222.25

Total	$12,965.19	$14,092.33	$27,057.52

Corp
Salary expense	$50,450.35	$50,511.08	$100,961.43
FICA/FUTA/SUTA	$5,055.97	$4,514.09	$9,570.06
401(k) match	$562.15	$574.33	$1,136.48
Overtime	$—	$34.49	$34.49
Commissions	$—	$—	$—
Bonus	$122.48	$1,300.00	$1,422.48

Total	$56,190.95	$56,933.99	$113,124.94

Modern
Salary expense	$4,254,62	$2,612.12	$6,866.74
FICA/FUTA/SUTA	$570.56	$349.64	$920.20
401(k) match	$30.69	$30.69	$61.38
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$4,855.87	$2,922.45	$7,848.32

Period Total	$357,948.62	$410,438.42	$768,387.04

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	February-04		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(38,039.82)	—	—	—	—	—		(38,039.82)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,587,583.27	37,695.45	431,750.16	422,327.53	217,065.77	191,134.18	124,174.26	163,435.92
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,587,583.27	37,695.45	431,750.16	422,327.53	217,065.77	191,134.18	124,174.26	163,435.92

Cash Disbursements - Loans

Gross Wages	1,447,346.13	34,852.65	398,018.28	382,530.86	199,793.21	177,156.98	111,997.39	142,996.76
Federal Tax	105,289.90	2,214.29	27,659.20	25,825.29	12,986.31	10,512.81	8,581.65	17,510.35
SS Tax	87,761.86	2,083.60	24,101.29	26,945.42	12,222.38	7,020.54	6,768.56	8,620.07
Med Tax	20,525.15	487.28	5,636.64	5,473.54	2,858.54	2,470.20	1,582.96	2,015.99
EIC	(182.39)	—	—	(88.25)	(94.14)	—	—	—
State Tax	36,942.39	1,029.00	22.62	14,850.74	7,316.49	6,708.61	240.25	6,774.68
Advance	(135.00)	—	137.50	427.50	200.00	—	(1,025.00)	125.00
Mileage	(35,433.86)	(1,251.75)	(9,143.88)	(11,488.28)	(4,412.87)	(6,607.33)	(2,483.75)	(46.00)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	309.94	—	—	309.94	—	—	—	—
STD	1,744.05	48.51	607.53	415.80	205.59	226.38	138.60	101.64
Medical	23,694.23	1,016.54	6,820.16	5,284.76	1,928.29	3,137.14	2,334.36	3,172.98
401K Loans	4,914.76	—	2,583.68	600.92	604.38	99.32	—	1,026.46
401K Deducts	10,521.92	98.18	3,178.77	2,650.32	2,038.96	329.61	93.34	2,132.74
AHL Dental	5,151.26	149.64	1,503.54	1,247.76	560.78	805.18	472.36	412.00
AHL Cancer	1,483.36	58.64	504.60	351.66	174.06	226.32	19.60	148.48
AHL Life	2,884.97	121.72	805.90	777.63	373.20	384.70	202.62	219.20
Flex Med	1,277.05	—	394.63	577.66	—	—	—	304.76
Dep Care	60.00	—	—	60.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	98.00	2.00	25.00	31.00	6.00	18.00	8.00	8.00
Garnishment	495.35	—	273.35	186.79	—	35.21	—	—
Bankrpc	160.00	—	—	—	160.00	—	—	—
Child support	6,440.96	100.00	1,727.94	1,422.44	433.00	1,321.58	890.00	546.00
Tax Levy	400.23	—	—	180.21	—	35.21	—	184.81
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	24,067.22	343.48	9,418.72	3,036.11	2,271.39	11.32	650.13	8,336.07
	—	—	—	—	—	—	—	—
Gross To Net (includes adj.)	1,172,942.00	28,695.00	331,179.81	306,488.01	162,232.24	150,433.50	94,173.84	99,739.60
Prepays and voids	79,246.63	436.47	14,334.65	21,679.55	11,860.16	1,153.70	2,008.59	27,773.51
DD Reversals & adjs.	2,825.95	—	—	—	2,825.95	—	—	—
Net DD/live checks	1,063,942.92	28,258.53	316,845.16	284,808.46	153,198.03	113,753.66	92,165.25	74,913.83
	15,702.72	343.48	9,418.72	3,036.11	2,271.39	(17.11)	650.13	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	527,407.84	—	—	—	—	—	—	14,028.84
Direct Deposits	632,652.94	—	—	—	—	—	—	57,937.25
Wage Garnishments	7,492.12	100.00	2,001.29	1,789.44	593.00	1,392.00	890.00	3,473.30
Federal Tax	105,614.94	2,214.29	27,659.20	25,737.04	12,892.17	10,512.81	8,581.65	17,510.35
EE SS Tax	88,231.46	2,083.60	24,101.29	27,057.36	12,222.38	6,908.60	6,768.56	8,620.07
ER SS Tax	88,231.25	2,083.58	24,101.32	27,057.26	12,222.40	6,908.63	6,768.61	8,620.09
EE Med Tax	20,634.78	487.28	5,636.64	5,500.52	2,858.54	2,443.22	1,582.96	2,015.99
ER Med Tax	20,634.75	487.28	5,636.60	5,499.76	2,858.47	2,443.98	1,582.98	2,015.99
State Tax	36,749.77	1,029.00	22.62	14,852.34	7,316.49	6,707.01	240.25	6,774.68
Futa	11,238.14	263.24	2,798.30	2,582.16	1,229.55	1,280.23	829.67	494.24
Suta	36,075.46	436.88	9,772.15	10,285.78	4,713.52	5,189.49	3,783.53	1,962.11
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,576,297.66	37,695.45	431,750.16	422,327.53	217,065.77	191,134.18	124,174.26	152,150.31
Manual Checks	41,861.81							41,861.81

Total Other Cash Disbursements	1,618,159.47	37,695.45	431,750.16	422,327.53	217,065.77	191,134.18	124,174.26	194,012.12

TOTAL ALL CASH DISBURSEMENTS	1,618,159.47	37,695.45	431,750.16	422,327.53	217,065.77	191,134.18	124,174.26	194,012.12

	(68,616.02)	—	—	—	—	—	—	(68,616.02)

Book Balance per bank rec.	(68,616.02)		—		—	—
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.	—
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(38,039.82)	—	(38,039.82)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,587,583.27	—	1,587,583.27
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,587,583.27	—	1,587,583.27

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,447,346.13
Federal Tax	—	105,289.90
SS Tax	—	87,761.86	—	87,761.86
Med Tax	—	20,525.15
EIC	—	(182.39)	—	(182.39)
State Tax	—	36,942.39	—	36,942.39
Advance	—	(135.00)	—	(135.00)
Mileage	—	(35,433.86)	—	(35,433.86)
Miscellaneous	—	—	—	—
Shortage	—	309.94	—	309.94
STD	—	1,744.05	—	1,744.05
Medical	—	23,694.23	—	23,694.23
401K Loans	—	4,914.76	—	4,914.76
401K Deducts	—	10,521.92	—	10,521.92
AHL Dental	—	5,151.26	—	5,151.26
AHL Cancer	—	1,483.36	—	1,483.36
AHL Life	—	2,884.97	—	2,884.97
Flex Med	—	1,277.05	—	1,277.05
Dep Care	—	60.00	—	60.00
Stop Payment Fee	—	—	—	—
Garnishment fee	—	98.00	—	98.00
Garnishment	—	495.35	—	495.35
Bankrpc	—	160.00	—	160.00
Child support	—	6,440.96	—	6,440.96
Tax Levy	—	400.23	—	400.23
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	24,067.22	—	24,067.22
	—	—	—	—
Gross To Net (includes adj.)	—	1,172,942.00	—	1,172,942.00
Prepays and voids	—	79,246.63	—	79,246.63
DD Reversals & adjs.	—	2,825.95	—	2,825.95
Net DD/live checks	—	1,063,942.92	—	1,063,942.92
	—	15,702.72	—	15,702.72
FUNDING REQUIREMENTS	—	—	—	—

Net Checks	—	527,407.84	—	527,407.84
Direct Deposits	—	632,652.94	—	632,652.94
Wage Garnishments	—	7,492.12	—	7,492.12
Federal Tax	—	105,614.94		105,614.94
EE SS Tax	—	88,231.46		88,231.46
ER SS Tax	—	88,231.25		88,231.25
EE Med Tax	—	20,634.78		20,634.78
ER Med Tax	—	20,634.75		20,634.75
State Tax	—	36,749.77		36,749.77
Futa	—	11,238.14		11,238.14
Suta	—	36,075.46		36,075.46
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,576,297.66		1,576,297.66
Manual Checks	—	41,861.81		41,861.81

Total Other Cash Disbursements	—	1,618,159.47	—	1,618,159.47

TOTAL ALL CASH DISBURSEMENTS	—	1,618,159.47	—	1,618,159.47

	—	(68,616.02)	—	(68,616.02)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered
	Reporting Period		February-04

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$193,707,028.93
Plus Amounts billed during the period	$7,713,112.84
Less Amounts collected during the period	(22,383,513.30)
Total Accounts Receivable at the end of the reporting period	$179,036,628.47

Accounts Receivable Aging	Amount
0-30 days old	$161,886,781.73
31-60 days old	$6,692,884.95
61-90 days old	$4,331,701.16
91+ days old	$6,125,260.63
Total Accounts Receivable	$179,036,628.47
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$179,036,628.47

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possessing account this period? If yes, provide an explanation below.	X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2.	First Day Order authorizing the temporary use of existing cash management system.

FORM MOR-5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 2/29/2004

Aged Accounts Receivable

(Gross Balance as of 2/29/04)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$151,999,808	$64,396,814	$83,974,817	$471,246	$3,156,930
Potential (1-30)	$9,886,974	$2,755,275	$6,279,747	$534,417	$317,536
31-60 Days	$6,692,885	$1,662,252	$4,665,683	$133,965	$230,985
61-90 Days	$4,331,701	$950,121	$3,256,274	$49,163	$76,143
91 and Over	$6,125,261	$1,679,105	$4,061,124	$313,739	$71,293
Total Delinquency	$27,036,821	$7,046,752	$18,262,829	$1,031,283	$695,957

Total Gross Receivables	$179,036,628	$71,443,567	$102,237,646	$1,502,529	$3,852,887

Post Accounts Payable (As of 2/27/04)

Southern Management	$124,543
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$124,543

Prepared by Danny Bufford	L\AR Split 2003\ Weekly Loans Rec\ THE THAXTON GROUP MONTHLY OPERATING REPORT - FEBRUARY 2004, AR AP

THE THAXTON GROUP		CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	February

			HOLDING COMPANIES
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending
Beginning Inter-company balance as of 1/31 per G/L Trial Balance	(0.00)	(6,248,675.00)	177,446,472.17	—	—	(6,608,164.21)	(963,546.00)

Cash Transfers between companies	—		(14,257,452.89)			216,106.67
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	—		(4,251.45)			(27,265.47)	(30,560.00)
	—		—
	—		—
Allocations of:	—		—
	—		—
Home Office allocation	—		—
Interest allocation	—		587,056.72
Payroll	—		999,099.40			(183,812.36)
Analysis charges	—		9,148.20			(1,537.98)
Audt accrual	—
Transfer of subnotes	—		9,760.49
Federal tax adjustment	—		(614,474.00)				—
	—		—

General Ledger as of 2/29/04	(0.00)	(6,248,675.00)	164,175,358.64	—	—	(6,604,673.35)	(994,106.00)

	(0.00)	(6,248,675.00)	164,175,358.64	—	—	(6,604,673.35)	(994,106.00)

Balance Sheet - February 29, 2004	—	(6,248,675.00)	164,175,359.00			(6,604,673.00)	(994,106.00)
			(0.36)	—	—	(0.35)	—
	5.92

		HOLDING COMPANY				INACTIVE	INACTIVE
	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated		Paragon, Inc	Modern Central Recovery	Non-Bankrupt Companies
Beginning Inter-company balance as of 1/31 per G/L Trial Balance	(2,680,223.00)	—	(51,456,229.66)	(122,787,354.38)	#	—	—	13,297,720.08

Cash Transfers between companies			6,413,963.48	7,627,382.74
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	(86,156.00)		241,852.19	(93,619.27)

Allocations of:

Home Office allocation
Interest allocation			(226,957.01)	(360,099.71)
Payroll				(815,287.04)
Analysis charges				(7,610.22)
Audt accrual
Transfer of subnotes				(9,760.49)
Federal tax adjustment	—		(343,042.00)	957,516.00

General Ledger as of 2/29/04	(2,766,379.00)	—	(45,370,413.00)	(115,488,832.37)	#	—	—	13,297,720.08

	(2,766,379.00)	—	(45,370,413.00)	(115,488,832.37)	#	—	—	13,297,720.08

Balance Sheet - February 29, 2004	(2,766,379.00)		(45,370,413.00)	(115,488,839.00)
	—	—	—	6.63	#	—	—